UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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MVB Financial Corp.
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2025

MVB FINANCIAL

Notice of Annual Meeting of Shareholders & Proxy Statement

MVB

MEMBER FDIC

301 Virginia Avenue
Fairmont, WV 26554

Notice of 2025 Annual Meeting of Shareholders
via Live Webcast, please visit:	May 20, 2025
www.meetnow.global/MPGCZFA	10:00 a.m. EDT

The Notice of Meeting, Proxy Statement, and Annual Report on Form 10-K are available free of charge at ir.mvbbanking.com

To the Shareholders:

The 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of MVB Financial Corp. (“MVB”, the “Company”, “we” or “our”) will be held via live webcast at 10:00 a.m. EDT on May 20, 2025. You will be able to participate, submit questions and vote your shares electronically during the meeting via live webcast by visiting www.meetnow.global/MPGCZFA. You will not be able to attend the Annual Meeting in person. The Proxy Statement contains additional information regarding registering for and attending the Annual Meeting. The webcast will begin promptly at 10:00 a.m. EDT and online access will be available beginning at 9:00 a.m. EDT. We encourage you to access the webcast prior to the start time. Although unlikely, please be aware that the date, time, or location of the Annual Meeting may change based on MVB's facts and circumstances. The purpose of this meeting is to consider and vote on the following proposals:

MVB Financial Corp. 2025 Proxy Statement

Items of Business
1	To elect the two director nominees named in the Proxy Statement.

2	To approve on a non-binding, advisory basis, the compensation of our named executive officers.

3	To approve a non-binding advisory vote on whether an advisory vote on executive compensation should be held every one, two or three years.

4	To ratify the appointment of Forvis Mazars, LLP as the Company’s independent registered public accounting firm for 2025.

5	To transact such other business as may properly come before the Annual Meeting and any postponements or adjournments thereof.

Record Date
Only MVB Financial Corp. shareholders of record at the close of business on March 26, 2025 (the “Record Date”) shall be entitled to vote at the Annual Meeting and any adjournments or postponements of the meeting. A list of shareholders entitled to vote at the Annual Meeting is available for inspection at our principal executive office at 301 Virginia Avenue, Fairmont, WV 26554. The notice of Annual Meeting, Proxy Statement, proxy card, and other proxy materials are first being sent or made available to shareholders on or about April 7, 2025. As of the Record Date, there were approximately 12,950,295 shares of the Company’s voting common stock outstanding.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held Virtually on May 20, 2025.

We have elected to take advantage of Securities and Exchange Commission (“SEC”) rules that allow us to furnish proxy materials to certain shareholders on the Internet. Instead of receiving paper copies of our proxy materials in the mail, shareholders will receive a Notice of Internet Availability of Proxy Materials (“Notice”) which provides an internet website address where shareholders can access electronic copies of proxy materials and vote. This website also has instructions for voting by telephone and for requesting paper copies of the proxy materials and proxy card. The Company's 2025 Proxy Statement, proxy card and Annual Report for fiscal year 2024 are available online at www.investorvote.com/MVBF. We encourage you to access and review such materials before voting.

Your vote is very important to us. Whether or not you expect to attend the Annual Meeting via webcast, we urge you to consider the Proxy Statement carefully and to promptly vote your shares.

Sincerely,
Larry F. Mazza
Chief Executive Officer
April 7, 2025

Your vote is important. Please vote.
www.mvbbanking.com

Table of Contents

Proxy Statement Summary	5
MVB Values and Culture	8
Corporate Governance	9
Role of the Board of Directors	9
Board Committees	10
Board Leadership Structure	12
Annual Board and Committee Assessment	14
Audit Committee Financial Experts	16
Code of Conduct & Corporate Conduct Policy	17
Transactions with Related Persons	17
Attendance of Directors at Annual Meeting of Shareholders	17
Communications with the Board	17
Directors	18
Director Overview	18
Nominees for Election	21
Directors Not Up For Election	22
Compensation of Directors	27
Executive Officers	29
Executive Compensation	32
Human Resources and Compensation Committee Report	32
Compensation Discussion and Analysis	32
Executive Compensation Tables	52
Summary Compensation Table	52
Grants of Plan-Based Awards	54
Outstanding Equity Awards	55
Option Exercises and Stock Vesting	56
Potential Payments Upon Termination or Change in Control	56
Retirement Plans	58
CEO Pay Ratio	59
Pay Versus Performance	60
Environmental, Social, & Governance (ESG)	64
Proposals	68
Proposal No. 1 – Election of Directors	67
Proposal No. 2 – Advisory Vote to Approve Executive Compensation	68
Proposal No 3. - Advisory Vote on Frequency of Say on Pay	68
Proposal No. 4 – Ratification of Appointment of Independent Registered Public Accounting Firm	69
Other Information	70
Audit Committee Report	70
Security Ownership of Certain Beneficial Owners and Management	70
General Information	72

MVB Financial Corp. 2025 Proxy Statement

Proxy Statement Summary

MVB Financial Corp. (“MVB”, the “Company”, “we” or “our”) is furnishing this Proxy Statement in connection with the solicitation by our Board of Directors (our “Board”) of proxies to vote at the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of MVB. The following summary provides an overview of the Annual Meeting, the proposals that will be acted on, how to vote your shares, and information about our corporate governance and executive compensation program. We encourage you to carefully review all of the important information contained in this Proxy Statement before voting.

2025 Annual Meeting of Shareholders

via Live Webcast                                May 20, 2025
at www.meetnow.global/MPGCZFA                        10:00 a.m. EDT

The record date for the Annual Meeting is March 26, 2025 (the “Record Date”). Only shareholders of record as of the close of business on this date are entitled to vote at the Annual Meeting.

The Annual Meeting will be held via live webcast at 10:00 a.m. EDT on May 20, 2025. You will be able to participate, submit questions and vote your shares electronically during the meeting via live webcast by visiting www.meetnow.global/MPGCZFA. You will not be able to physically attend the Annual Meeting in person. Although unlikely, please be aware that the date, time, or location of the Annual Meeting may change based on MVB's facts and circumstances.

Items of Business and Voting Recommendations

	Proposal	Recommendation of the Board	Page
1	To elect to the Board the two nominees presented by the Board.	FOR ALL of the nominees	67
2	To approve on a non-binding advisory basis, the compensation of our named executive officers.	FOR	68
3	To approve a non-binding advisory vote on whether an advisory vote on executive compensation should be held every one, two or three years	1 year	68
4	To ratify the appointment of Forvis Mazars, LLP as the Company’s independent registered public accounting firm for 2025.	FOR	69

How to Vote

To vote online, visit www.investorvote.com/MVBF and enter the control number found in your Notice of Internet Availability of Proxy Materials. You may also vote prior to the Annual Meeting by mail or phone. For more detailed information, see Voting Procedures beginning on page 74.

Your vote is important. Please vote.

www.mvbbanking.com

Corporate Governance Highlights

Our corporate governance structure fosters principled actions, informed and effective decision-making, and appropriate compliance and performance monitoring. A few governance highlights are as follows:

–Seven of our eight directors are independent
–Separate Chairman, CEO, and President roles
–Three of eight directors are diverse (two females and one self-identified Hispanic/Latino)
–Three directors have prior public board experience
–The Board as a whole has a wide range of expertise
–Balanced Director tenure with an average tenure of approximately nine years
–Board composition is diverse in age, skills, and experiences
–Independent directors regularly meet without management present
–Annual Board review and self-evaluation
–Active shareholder engagement and communication
–Stock ownership requirements for directors and executive officers
–Board responsibility for risk oversight
–Independent compensation consultant engaged

Board of Directors and Committees

	MVB Financial Corp.					Independent
	Audit	Finance	N&CG	Compensation	Risk
W. Marston Becker, Chairman		X		Chair		X
John W. Ebert		X	Chair	X		X
Glen W. Herrick	X	X				X
Daniel W. Holt			X			X
Gary A. LeDonne	X	Chair				X
Larry F. Mazza CEO
Victor R. Maculaitis	X			X	X	X
Kelly R. Nelson, MD	X		X		Chair	X
Jan Lynn Owen			X		X	X
Lindsay A. Slader				X	X	X
Cheryl D. Spielman	Chair	X			X	X

The committee membership above reflects the membership for fiscal year 2024 and during the period leading up to the Annual Meeting. Please see the changes that will occur following the Annual Meeting in the respective committee descriptions, beginning on page 9. For a detailed discussion of our corporate governance and directors, please see the section entitled “Corporate Governance” and the section entitled “Directors.”

MVB Financial Corp. 2025 Proxy Statement

Executive Compensation Program Highlights
Our executive compensation program is designed to motivate and reward exceptional performance in a straightforward and effective way, while also recognizing the size, scope, and success of MVB’s business.
Sound Program Design

We follow clear guiding principles in the design of the compensation program for our named executive officers and are committed to sound compensation policies and practices. We achieve our objectives through compensation that we believe does not encourage unnecessary and excessive risk taking. The overall design of our compensation program and each of its three primary components listed below have remained consistent year-over-year.
•Annual Base Salary
Fixed element of annual compensation

•Short-Term Incentives
Short-term cash incentive with variable payout opportunities based on operating results measured against annual performance goals

•Long-Term Incentives
Long-term equity incentives in the form of time-based and performance-based restricted stock units (“RSUs”) with multi-year vesting schedules
Aligned with Shareholder Interests and Company Performance
•Short and long term incentive opportunities are capped and have challenging performance goals tied to key measures of overall Company performance.

•Satisfied the primary Tier 1 Capital Ratio trigger and above target performance on two of the four financial scorecard metrics resulting in a 2024 bonus plan payout at 102.67% of target.

•No payout was earned for performance-based RSUs awarded in 2022 for the period from 2022 to 2024 reflecting our below average shareholder returns over the three-year period.

•Included a relative total shareholder return (“TSR”) modifier to the long-term incentive plan to add to measure all results between the 25th and 75th percentiles of the targeted peers.

•Shareholders have an annual opportunity to cast an advisory vote on the compensation of our named executive officers and have indicated strong support for our executive compensation program in the past.

For a detailed discussion of our executive compensation program, please see the section entitled “Compensation Discussion and Analysis.”

www.mvbbanking.com

Environmental, Social, and Governance (ESG) Highlights
Our Board has oversight responsibility for environmental, social, and governance (“ESG”) and sustainability-related activities and receives regular reports from management on these items. Management supports these activities and provides strategic guidance and senior-level review of ESG activities.

MVB Values and Culture

MVB’s “Purpose” is to be “Trusted Partners on the Financial Frontier, Committed to Your Success.” We uphold our core values of Love, Trust, Commitment, Adaptability, and Teamwork. This section describes the values of MVB that guide our team members in making their most important day-to-day decisions.

Values

Trust We are reliable and act with integrity. We can be counted on and count on others.

Commitment We take ownership of our responsibilities in support of MVB achieving its Purpose.

Respect, Love, and Caring We are respectful, considerate, and thoughtful towards our team members, clients, and community.

Teamwork We effectively and efficiently work with others to accomplish more.

Adaptive We easily respond to change in a productive way.

Strong Culture

At MVB, we remain committed to maintaining and growing our culture by leveraging our purpose, values, and associated behaviors. Examples of this can be found in our talent acquisition, onboarding, education, and performance processes. We take time to listen to our team members, understand areas of opportunity, and provide support that enables us to execute on our business strategy. We believe this approach helps to differentiate us from others.
MVB Financial Corp. 2025 Proxy Statement

Corporate Governance

This section describes MVB’s corporate governance framework and the role and structure of our Board.

Role of the Board of Directors

MVB’s Board oversees the Chief Executive Officer (“CEO”) and other senior management in the operation of MVB and assures that the long-term interests of shareholders are being served. To satisfy the Board’s duties, directors are expected to take a proactive, focused approach to their positions to ensure that MVB is committed to business success through the maintenance of high standards of responsibility and ethics.

The Board believes that MVB’s governance structure fosters principled actions, informed and effective decision making, and appropriate compliance and performance monitoring. MVB’s key governance documents are available at ir.mvbbanking.com/governance.

The Board has determined that, none of the directors, except for Larry F. Mazza, MVB’s CEO, has a relationship with MVB that would interfere with the exercise of independent judgment in carrying out their responsibilities as directors. No director is or has for the past three years been team members of MVB, except for Mr. Mazza, and none of their immediate family members are or have for the past three years been executive officers of MVB or MVB’s wholly owned subsidiary, MVB Bank, Inc. (“MVB Bank”). Based upon its review, the Board has determined that each director, except for Mr. Mazza, is “independent” as defined in Rule 5605(a)(2) of the Nasdaq Marketplace Rules.

The Board of Directors of MVB had ten (10) regularly scheduled meetings and five (5) additional special project and strategic initiative meetings during 2024. On a regular basis, Director Mazza and members of the executive management team are excused from the meetings so the Board can hold an executive session to discuss matters privately. The Chair relays any action items to the CEO if necessary. All current directors attended 75% or more of the meetings held by the Board and committees thereof in which the director is a member, with an average total attendance record of 97%.

Board Committees

The Board has a standing Audit Committee, Finance Committee, Human Resources and Compensation Committee (the “Compensation Committee”), Nominating and Corporate Governance Committee (the “N&CG Committee”), and Risk and Compliance Committee.

The Board has determined that the Chair of each committee and all committee members are independent under applicable Nasdaq and SEC rules for committee memberships. Each committee operates under a written charter adopted by the Board. Charters for the Audit Committee, Finance Committee, N&CG Committee, Compensation Committee, and Risk and Compliance Committee are available at ir.mvbbanking.com/governance.

Audit Committee

The purpose of the Audit Committee is to:

1.assist the Board in monitoring the integrity of the financial reporting process, systems of internal controls and financial statements and reports of MVB;
2.be directly responsible for the appointment, compensation and oversight of the independent auditor engaged by MVB for the purpose of preparing or issuing an audit report or related work;
3.be responsible for the appointment, compensation and oversight of the internal auditor;
4.assist the Board in monitoring compliance by MVB with legal and regulatory requirements, including holding company, banking, mortgage and insurance regulations and the Sarbanes-Oxley Act of 2002;
www.mvbbanking.com

5.oversee management corrective actions when such needs have been identified; and
6.oversee MVB’s whistleblower policy.

The Audit Committee meets with MVB's Chief Audit Executive, who oversees the internal audit function of MVB, and Forvis Mazars, LLP (“FORVIS”), who is responsible for the annual certified audit, as well as with the members of the regulatory authorities upon completion of their annual financial statement audit and internal controls over financial reporting audit of MVB Bank or MVB. The Chief Audit Executive engages Crowe, LLP to conduct outsourced audits of Information Technology and other selected audit areas requiring specialized expertise. During these meetings, members of the management of MVB Bank or MVB, including Mr. Mazza and Donald T. Robinson, President and Chief Financial Officer of MVB, may be asked to leave the room to provide comfort to questioners and responders.

The Audit Committee Charter was reviewed and approved by the Board on March 18, 2025. The Audit Committee met twenty-four (24) times in 2024. Mr. LeDonne, Dr. Nelson and Ms. Spielman served on the Audit Committee for fiscal year 2024, with Messrs. Herrick and Maculaitis joining the Audit Committee during Q1 2025. Messrs. Herrick, LeDonne, and Maculaitis, and Dr. Nelson and Ms. Spielman served the period leading up to the Annual Meeting, with Ms. Spielman serving as the Chairperson. Following the Annual Meeting, Mr. Herrick will serve as Chairperson and Ms. Spielman will serve as a member along with the other committee members, except for Mr. LeDonne, who will be retiring effective as of the date of the Annual Meeting. The Chief Audit Executive reports directly to the Audit Chairperson.

Finance Committee

The purpose of the Finance Committee is to:

1.provide oversight and guidance regarding finance, capital, budget, mergers and acquisitions, new lines of business, and facilities matters and make recommendations, as appropriate and warranted; and
2.review and provide recommendations for financial technology (“fintech”) investments.

The Finance Committee reviews MVB’s overall financial plan, balance sheet, and capital structure. The Finance Committee also monitors the financial performance of the organization and its subsidiaries and business lines against approved budgets, long-term trends and industry benchmarks. The Finance Committee reports the results from these meetings to the Board. The Finance Committee also assists the Board in reviewing the Company’s annual operational and capital budgets. Lastly, the Finance Committee oversees the Company’s equity and other investments in fintech companies.

On November 19, 2024, the Board reviewed and approved the Finance Committee Charter. The Finance Committee met eight (8) times in 2024. Messrs. Ebert, LeDonne and Becker and Ms. Spielman served on the Finance Committee for fiscal year 2024, with Mr. Herrick joining the Finance Committee during Q1 2025. Messers. Ebert, Herrick, LeDonne and Becker and Ms. Spielman served the period leading up to the Annual Meeting, with Mr. LeDonne serving as the Chairperson. Following the Annual Meeting, Ms. Spielman will serve as Chairperson and Messers. Becker, Ebert, and Herrick will serve as members. Mr. LeDonne, who will be retiring effective as of the date of the Annual Meeting.

Human Resources & Compensation Committee

The purpose of the Compensation Committee is to:

1.attend to all human resources issues that come before the Board;
2.review, recommend and evaluate CEO compensation;
3.conduct an annual CEO performance evaluation and goal setting process;
4.oversee senior management succession planning including the CEO;
5.approve senior management salaries; and
6.establish director compensation.

MVB Financial Corp. 2025 Proxy Statement

The Compensation Committee is also responsible for the administration of all executive incentive plans. The Compensation Committee issues a Compensation Committee Report that is included in the proxy statement and also conducts a risk assessment of the Company’s compensation policies and practices. The Compensation Committee reports the results of this assessment to the Board and also provides a report of its meetings to the Board.

The Committee has the authority, in its sole discretion, to obtain advice and assistance from, and to retain at MVB’s expense, such independent or outside legal counsel specializing in proxy disclosure, accounting, compensation or other advisors and experts as the Committee determines necessary or appropriate to carry out its duties.

Pay Governance, LLC (“Pay Governance”) has served as the Compensation Committee’s independent compensation advisor since the fall of 2021. The Compensation Committee has direct access to its compensation advisor and may engage its compensation advisor on an as needed basis for advice with respect to the amount and form of executive and director compensation. Fees incurred by Pay Governance in 2024 for services rendered to the Company did not exceed $120,000.

The Compensation Committee determined that the work performed by Pay Governance during the 2024 fiscal year did not raise any actual conflict of interest or compromise the independence of Pay Governance. Additionally, the Compensation Committee determined that Pay Governance qualified as independent for purposes of SEC Rule 10C-1(b)(4) and Section 805(c)(4) of the NYSE American Rules.

On March 18, 2025, the Board reviewed and approved the Compensation Committee Charter. The Compensation Committee met seven (7) times in 2024. Messrs. Becker and Ebert, and Ms. Slader served on the Compensation Committee for fiscal year 2024 and Mr. Maculaitis joined the Compensation Committee during Q1 2025. All members served the period leading up to the Annual Meeting, with Mr. Becker serving as the Chairperson. The same committee membership will continue following the Annual Meeting, except for Ms. Slader, who will be retiring effective as of the date of the Annual Meeting. Mr. Becker will continue to serve as Chairperson.

Compensation Committee Interlocks and Insider Participation

None of the Compensation Committee members are, or have been, officers or team members of MVB. During fiscal year 2024, no member of our Compensation Committee had any relationship with MVB requiring disclosure under Item 404 of Regulation S-K. None of our executive officers serve as a director or compensation committee member of a company that has an executive officer serving on our Compensation Committee or our Board.

Nominating and Corporate Governance Committee

The purpose of the N&CG Committee is to help assure that MVB fulfills the responsibilities for effective board governance of MVB and its subsidiaries by:

1.helping MVB to create and maintain an appropriate board and committee structure;
2.assessing the skills, experience, and backgrounds necessary to staff MVB boards and committees effectively;
3.overseeing the development and updating of governance for MVB;
4.overseeing the emergency succession plan for MVB;
5.leading MVB in periodic assessments of the operation of MVB boards and committees and the contributions of the members; and
6.monitoring the implementation of MVB governance policies and practices.

www.mvbbanking.com

The N&CG Committee reports the results from these meetings to the Board. On March 18, 2025, the Board reviewed and approved the N&CG Committee Charter. The N&CG Committee met five (5) times in 2024. Messrs. Ebert and Holt, and Dr. Nelson, and Ms. Owen served on the N&CG Committee, with Mr. Ebert serving as the Chairperson for fiscal year 2024 and during the period leading up to the Annual Meeting. The same committee membership will continue following the Annual Meeting, except for Mr Holt, who will be retiring effective as of the date of the Annual Meeting. Mr. Ebert will continue to serve as Chairperson.

Risk and Compliance Committee

The purpose of the Risk and Compliance Committee is to:

1.oversee MVB’s risk management programs for effectiveness and ensure the Board and management incorporate the appropriate risk management processes in their work;
2.provide oversight for key banking regulations and compliance requirements, including MVB’s compliance with the Bank Secrecy Act, it’s Anti Money Laundering Program, and Office of Foreign Asset Control (“OFAC”) program, Regulation B, Regulation E, and Regulation W, among other applicable laws and regulations
3.ensure adherence to the Insider Borrowing Policy with all borrowings;
4.assist the Board in monitoring the Information Security Program and related activities;
5.oversee the fraud and identity risk management programs;
6.oversee cybersecurity matters from a corporate governance perspective; and
7.review and evaluate the adequacy of the work performed by the various MVB compliance areas and ensure that they have adequate resources to fulfill their duties.

The Risk and Compliance Committee reports the results from these meetings to the Board. The Risk and Compliance Committee Charter was reviewed and approved by the Board on July 24, 2025. The Risk and Compliance Committee met fifteen (15) times in 2024. Dr. Nelson, Mr. LeDonne and Mses. Owen, Slader, and Spielman served on the Risk and Compliance Committee, with Dr. Nelson serving as the Chairperson for fiscal year 2024. Mr. Maculaitis joined the Risk and Compliance Committee during Q1 2025 and all members served the period leading up to the Annual Meeting. Following the Annual Meeting the committee membership will remain the same, except for Ms. Slader, who will be retiring effective as of the date of the Annual Meeting. Dr. Nelson will continue to serve as Chairperson. In addition to committee participation, the Risk Chairperson and Audit Chairperson maintain regular open dialogue with the Bank’s Chief Operations Officer and Chief AML and Fintech Risk Officer, and participate in routine touchpoints with the Bank’s regulators. The Chief Risk Officer and Chief AML and Fintech Risk Officer both report directly to Risk and Compliance Chairperson.

Board Leadership Structure

The Second Amended and Restated Bylaws (the “Bylaws”) of MVB currently provide for a Board of Directors composed of five (5) to twenty-five (25) members. As of December 31, 2024, the Board consisted of nine (9) directors and as of the Record Date of this meeting, the Board consisted of 11 directors.

Directors are elected by a plurality of the votes cast. Therefore, votes withheld and broker non-votes will not affect the outcome of the election of directors. As required by West Virginia law, each share is entitled to one vote per nominee, unless a shareholder properly notifies MVB of his or her intent to cumulate his or her votes for directors at least 48 hours before the meeting. If a shareholder properly notifies MVB of such intent to cumulate his or her votes, then each MVB shareholder will have the right to multiply the number of votes they are entitled to cast by the number of directors for whom they are entitled to vote and cast the product for a single candidate or distribute the product among two or more candidates. If any shares are voted cumulatively for the election of directors, the proxies, unless otherwise directed, shall have full discretion and authority to cumulate their votes and vote for less than all such nominees. For all other purposes, each share is entitled to one vote.

MVB Financial Corp. 2025 Proxy Statement

MVB’s Articles of Incorporation, as amended (the “Articles”), provide for staggered terms for directors. Following the election of the two director nominees referenced below, MVB will have three classes of directors consisting of three Board members whose term expires in 2026, three Board members whose term expires in 2027, and two Board members whose term expires in 2028.

During each of the past five years, the N&CG Committee reviewed the concept of moving to a declassified Board of Directors. While the N&CG Committee, and ultimately the Board, recognized the value of and supported having a declassified Board of Directors, such a change would require an amendment to the Articles. Furthermore, an amendment to the Articles to declassify the Board requires the approval of the holders of at least 75% of the voting power of all the shares of MVB entitled to vote in the election of directors. Since MVB’s listing on the Nasdaq Capital Market in December 2017, the highest number of total votes cast by shareholders was 77.37% with the most recent three-year average of 76.29%.

MVB's shareholder base is an even mix of retail and non-institutional investors.

The Board has therefore concluded that, based on historical shareholder participation, a proposal to declassify the Board would likely not receive the required shareholder approval at this time. The Board has determined that making a recommendation at this time to declassify the Board would not be in good faith to the shareholders, given the Board's belief that the necessary number of shareholders would not approve such a recommendation. The Board will continue to evaluate and monitor the appropriateness of presenting a proposal to declassify the Board in future years. We believe that as our shareholder base transitions from our legacy retail shareholders to more institutional and mutual funds the voting percentage will increase allowing us to bring declassification to a vote.
www.mvbbanking.com

The Board Chair, CEO and President are three separate individuals. In previous years, the same individual occupied the CEO and President positions; however, in January 2022, the Board announced changes to the management organizational structure that included the bifurcation of these positions in order to support certain key initiatives within the organization. The CEO is responsible for MVB’s strategic plan and performance of MVB. The President is responsible for day-to-day operations and corporate development. The Board Chair is involved in presiding over Board meetings, matters of governance, and corporate oversight. The Board Chair also focuses on monitoring the effectiveness of the CEO in implementing MVB’s corporate strategy and ensuring that the directors receive sufficient information, on a timely basis, to provide proper risk oversight. The Board believes the current separation of these roles helps to ensure good board governance and fosters independent oversight to protect the long-term interests of the Company's shareholders. In addition, the Board believes this separation is presently appropriate as it allows the President to focus on corporate development and delivering enhanced shareholder value and allows the CEO to focus primarily on leading the Company's day-to-day business and affairs while the Board Chair can concentrate on leading the Board in its consideration of strategic issues and monitoring corporate governance and shareholder matters.

The entire Board is involved in overseeing risk associated with the Company’s operations. The committee structure of the Board is such that the Board committees are responsible for and review the areas of greatest risk to MVB. An independent director chairs each committee. Members of management and other MVB staff members support the respective Chairs of each committee in providing requested information necessary for each committee to provide appropriate risk oversight.

Annual Board and Committee Evaluation

When analyzing whether directors and nominees have the qualifications, expertise, diversity and attributes to enable the Board to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the N&CG Committee seeks candidates who will add value to our Board by bringing varied skills, experience and perspective.

The Board conducts an annual Board assessment including Board member peer feedback. The Board uses this information to identify areas of strength or areas that may require additional focus going forward. MVB also maintains a skills profile matrix that reflects the combined background of the current membership of the Board and MVB’s subsidiary boards. This matrix is based on various focus areas of experience and expertise that are essential for appropriate strategic direction, advisory depth and oversight from all MVB boards of directors. The N&CG Committee works with the boards and leadership of MVB to determine the level of experience or application in each focus area according to limited, basic, skilled and expert experience. Our Board has a strong mix of these criteria in areas most critical to MVB's success.
MVB Financial Corp. 2025 Proxy Statement

The number in each respective bar chart below represents the number of directors and nominees of the Board with expert skills in the critical focus areas:

Business Management & Development

Senior-level managerial experience of a corporation or line of business, including leadership, operational, governance, strategic planning and business development responsibilities; talent management

8

Financial & Banking

Leadership experience at a financial firm or management of the finance function of an enterprise, resulting in proficiency in complex management, capital allocation, and financial reporting; experience in banking industry

8

Risk Management

Experience in risk management and compliance oversight relevant to our corporate strategy as well as our fiduciary responsibilities

8

Corporate / Board Leadership

Experience in corporate management and/or as chair or vice chair of a board of directors; experience in strategic planning, governance requirements, and talent management

7

Regulatory & Compliance

Expertise in managing governmental and regulatory matters that are relevant to our business operations and corporate strategy, expertise and experience in working within industries that are highly regulated

7

Fintech Industry

Experience as an executive in a company directly engaged in a business model focused on financial technologies or experience working with traditional standard financial institutions regarding deploying fintech processes, especially within the areas of payments, digital assets, and gaming

6

Technology & Information Security

Significant experience working with technology and information management, including trend analysis, embracing new technology, and leading innovation initiatives; information security or cybersecurity background

5

Lending

Experience in managing the process of structuring, negotiating terms, and obtaining loans, knowledge of lending operations, underwriting, special assets, and portfolio management

5

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The information shown below in our Board Diversity Matrix is based on self-identification of each member of the Board (and each director nominee).

Board Independence & Balanced Tenure

Non-Independent 13%
Independent 87%

Average Tenure: ~ 8.5 years

4
1
3
<5 Years
5-10 Years
> 10 Years

Director Age

Average Age = 64

40-59
60-69
70+

Board Diversity

25% Female & 13% Hispanic

Male
Female
Hispanic

Board Attendance

Average Attendance = 97%

As MVB grows and our strategy evolves, so do the skills, qualifications, attributes and experiences necessary for our directors. As such, we believe that periodically refreshing our Board with new perspectives and ideas is critical to representing the interests of our shareholders effectively. At the same time, it is equally important to benefit from the valuable experience and continuity that longer-serving directors bring to the Board. Our directors reflect a range of tenures, a balanced mix of ages, and a well-rounded range of attributes, viewpoints and experiences reflective of our business and needs. All members of the Board are successful business owners or organization leaders and know the requirements to run such a successful business.

The Board does not maintain a formal diversity policy with respect to the identification or selection of directors for nomination to the Board. Diversity is just one of many factors the N&CG Committee considers in identifying and selecting director nominees. The Board defines diversity broadly to include differences in race, gender, ethnicity, age, viewpoint, professional experience, educational background, skills, and other personal attributes that can foster board heterogeneity in order to encourage and maintain board effectiveness. While diversity and variety of experiences and viewpoints are considered when selecting a director nominee, the N&CG Committee also focuses on a candidate’s skills, expertise and background to ensure their appointment would complement the existing Board. The majority of our directors have been residents of our primary markets - North Central West Virginia or Northern Virginia; however, with the expansion of our client base and sales footprint, we have added directors from other regions of the United States. Our directors come from diverse backgrounds including the financial, industrial, professional, information technology, and gaming industries.

Audit Committee Financial Experts

The Board has designated Glen W. Herrick and Cheryl D. Spielman as individuals who are considered to be audit committee financial experts. They have both been identified as meeting the requirements set forth in Item 407(d)(5) of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for an audit committee financial expert. The audit committee financial experts, along with all Audit Committee members, are independent as defined by applicable listing standards and guidelines.
MVB Financial Corp. 2025 Proxy Statement

Code of Conduct Policy & Corporate Conduct Policy

The Board has established a Corporate Conduct Policy of the Directors, Officers and Other Key Team Members that applies to our senior executive and financial officers, including our principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. We also maintain a Code of Conduct Policy that governs our team members, MVB Bank, its affiliates, and subsidiaries. A copy of the aforementioned policies are available at ir.mvbbanking.com/govdocs. We will promptly disclose any future amendments to these codes on our website. Copies of these codes will also be available in print from our Corporate Secretary, without charge, upon request.

Transactions with Related Persons

MVB and MVB Bank have, and expect to continue to have, banking and other transactions in the ordinary course of business with their directors and officers and their affiliates, including members of their families or corporations, partnerships or other organizations in which officers or directors have a controlling interest, all on substantially the same terms (including documentation, price, interest rates, and collateral, repayment and amortization schedules and default provisions) as those prevailing at the time for comparable transactions with unrelated parties. All of these transactions were made on substantially the same terms (including interest rates, collateral and repayment terms on loans) as comparable transactions with non-affiliated persons. MVB’s management believes that these transactions did not involve more than the normal business risk of collection or include any unfavorable features. All related-party loans require approval from the Board and must be complaint with our internal applicable policies.

MVB has not identified any arrangements or agreements relating to compensation provided by a third party to MVB’s directors or director nominees in connection with their candidacy or Board service as required to be disclosed pursuant to Nasdaq rules.

Policies and Procedures for Related Party Transactions

The Board has established a Code of Conduct that includes procedures for identifying, reviewing, and approving related party transactions to ensure compliance with SEC regulations, Nasdaq requirements, and other applicable rules and regulations. Further, our Board has adopted a written Loan Policy requiring that any related party loans be reviewed and approved or disapproved by our Board or a duly authorized committee. In reviewing such loans, the Board or a duly authorized committee considers, among other factors it deems appropriate, whether the interested transaction is on terms substantially similar to terms offered to comparably situated customers who are not related parties.

Attendance of Directors at Annual Meeting of Shareholders

MVB expects all of its directors to attend the Annual Meeting. All directors serving at the time of the 2024 annual meeting of shareholders attended the meeting.

Communications with the Board

Any shareholder desiring to contact the Board or any individual director serving on the Board may do so by written communication mailed to: Board of Directors (Attention: (name of director(s), as applicable)), care of the Corporate Secretary, MVB Financial Corp., 301 Virginia Avenue, Fairmont, WV 26554. Any proper communication so received will be processed by the Corporate Secretary as agent for the Board. Unless, in the judgment of the Corporate Secretary, the matter is not intended or appropriate for the Board (and subject to any applicable regulatory requirements), the Corporate Secretary will prepare a summary of the communication for prompt delivery to each member of the Board or, as appropriate, to the member(s) of the Board named in the communication. Any director may request the Corporate Secretary to produce the original of the shareholder communication for his or her review.
www.mvbbanking.com

Directors

This section describes the experience and qualifications of our Board members and provides details about their compensation.

Director Overview

When analyzing whether directors and nominees have the qualifications, expertise, diversity and attributes to enable the Board to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the N&CG Committee seeks candidates who will add value to our Board by bringing varied skills, experience, and perspective.

The Board conducts an annual board assessment including Board member peer feedback. This information is used to identify areas of strength or areas that may require additional focus going forward. MVB also maintains a skills profile matrix that reflects the combined background of the current membership of the Board and MVB’s subsidiary boards or directors. This matrix is based on various focus areas of experience and expertise that are essential for appropriate strategic direction, advisory depth and oversight from all MVB boards of directors. The N&CG Committee works with the boards and leadership of MVB to determine the level of experience or application in each focus area according to limited, basic, skilled and expert experience. Our Board has a strong mix of these criteria in areas most critical to MVB's success.

As MVB grows and our strategy evolves, so do the skills, qualifications, attributes and experiences necessary for our directors. As such, we believe that periodically refreshing our Board with new perspectives and ideas is critical to representing the interests of our shareholders effectively. At the same time, it is equally important to benefit from the valuable experience and continuity that longer-serving directors bring to the Board. Our directors reflect a range of tenures, a balanced mix of ages, and a well-rounded range of attributes, viewpoints and experiences reflective of our business and needs.

For reference, the Board believes that candidates for director should have certain minimum qualifications, including:

•Directors should be of the highest ethical character.
•Directors should have excellent personal and professional reputations.
•Directors should be accomplished in their professions or careers.
•Directors should be able to read and understand financial statements and either have knowledge of, or the ability and willingness to learn, financial institution law.
•Directors should have relevant experience and expertise to evaluate financial data and provide direction and advice to the chief executive officer and the ability to exercise sound business judgment.
•Directors must be willing and able to spend the time to attend meetings of the Board and to serve on Board committees.
•The Board will consider whether a nominee is independent, as defined under applicable SEC and Nasdaq standards. In addition, directors should avoid the appearance of any conflict and should be independent of any particular constituency and be able to serve all shareholders of MVB.
•Directors must be acceptable to MVB's and MVB Bank's regulatory agencies, including the Federal Reserve Board, the Federal Deposit Insurance Corporation and the West Virginia Division of Financial Institutions and must not be under any legal restriction which prevents them from serving on the Board or participating in the affairs of a financial institution.
•Directors must own or acquire sufficient capital stock to satisfy the requirements of West Virginia law, the Bylaws and the share ownership guidelines as established by MVB.
•Directors must be at least 21 years of age.

MVB Financial Corp. 2025 Proxy Statement

The Board reserves the right to modify these minimum qualifications from time to time, except where the qualifications are required by the laws relating to financial institutions.

Our Board recognizes the importance of consistent, deliberate Board refreshment and succession planning to ensure that the directors possess a composite set of skills, experience and qualifications necessary for the Board to successfully establish and oversee management’s execution of the Company’s strategic priorities.

In addition, the N&CG Committee identifies and evaluates nominees as follows: In the case of incumbent directors whose terms are set to expire, the N&CG Committee considers the directors’ overall service to MVB or MVB Bank during their term, including such factors as the number of meetings attended, the level of participation, quality of performance and any transactions between such directors and MVB and MVB Bank. The N&CG Committee also reviews the payment history of loans, if any, made to such directors by MVB Bank to ensure that the directors are not chronically delinquent and in default.

The N&CG Committee considers whether any transactions between the directors and MVB Bank have been criticized by any banking regulatory agency or MVB Bank’s external auditors and whether corrective action, if required, has been taken and was sufficient. The N&CG Committee also confirms that such directors remain eligible to serve on the board of directors of a financial institution under federal and state law.

The Board will consider director candidates recommended by shareholders for nomination, provided that the recommendations are received at least 90 days prior to the anniversary of the previous year's annual meeting of shareholders. In addition, shareholders must follow the procedures set forth below for submitting nominations for directors. The Board does not intend to alter the manner in which it evaluates candidates, regardless of whether or not the candidate was recommended or nominated by a shareholder.

For new director candidates, the N&CG Committee uses its network of contacts to compile a list of potential candidates. The N&CG Committee then meets to discuss each candidate and whether he or she meets the criteria set forth above. The N&CG Committee then discusses each candidate’s qualifications and chooses a candidate by majority vote.

In connection with the annual board assessment process, in early 2025 the N&CG Committee recommended increasing the board size from nine to eleven directors and appointed Glen Herrick (effective January 23, 2025) and Victor Maculaitis (effective February 28, 2025), each for a term to expire at the 2025 Annual Meeting of Shareholders. Messrs. Herrick and Maculaitis will be assigned to the current director class that will next stand for re-election in 2028.

Effective at the 2025 Annual Meeting of Shareholders, the size of the Board will be reduced to eight directors, with only Messrs. Herrick and Maculaitis standing for re-election. The N&CG Committee and the full Board have determined that eight directors is an appropriate size for our Board and the Company’s current needs. The Board may decide in the future to increase the size of the board and appoint additional directors after the 2025 Annual Meeting of Shareholders, depending on any skills and experiences that any future director candidates may possess.

As a result, three of our current directors, Messrs. Holt and LeDonne and Ms. Slader, with expiring terms will not be standing for re-election at the 2025 Annual Meeting of Shareholders.

www.mvbbanking.com

Director Orientation and Continuing Education
We designed our orientation programs to familiarize new directors with our businesses, strategies, and policies and assist new directors in developing Company and industry knowledge to optimize their service on the Board. Regular continuing education programs enhance the skills and knowledge directors use to perform their responsibilities. These programs may include internally developed programs or programs presented by third parties.

Shareholder Nominations of Directors

The Bylaws provide that nominations for election to the Board must be made by a shareholder in writing and delivered or mailed to the President of MVB not less than 90 days prior to the anniversary of the previous year's annual meeting of shareholders, provided, however, that if the date of the annual meeting is more than 30 days before or more than 70 days after the anniversary of the previous year's annual meeting, the nominations must be mailed or delivered to the President not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. In no event shall any adjournment or postponement of a meeting or the announcement thereof commence a new time period or extend any time period for the giving of a shareholder’s notice.

The notice of nomination must contain the following information, to the extent known:

•Name, address and date of birth of the proposed nominee(s);
•Principal occupation of the nominee(s);
•Total shares to be voted for each nominee;
•Name and address of the nominating shareholder; and
•Number of shares owned by the nominating shareholder.

Nominations not made in accordance with these requirements may be disregarded by the Board and in such case the votes cast for each such nominee will likewise be disregarded. All nominees for election at the Annual Meeting are incumbent directors and are included as nominees in this Proxy Statement upon the recommendation of the N&CG Committee. No shareholder recommendations or nominations have been made for the election of directors at the 2025 Annual Meeting.

Nominations for election to the Board for the 2026 Annual Meeting of Shareholders must be made by a shareholder in writing and delivered or mailed to the President of MVB on or before Thursday, February 19, 2026.

MVB Financial Corp. 2025 Proxy Statement

Nominees for Election

For this year’s election, the Board has nominated two director candidates.

Name	Age	Year First Elected or Appointed	Year Term Ends	Position
Glen W. Herrick	62	2025	2028	Director
Victor R. Maculaitis	45	2025	2028	Director

The following biographical information about each director nominee highlights the particular experience, qualifications, attributes, and skills possessed by such director nominee that led the Board to determine that he or she could serve as a director. All director nominee biographical information is as of the Record Date:

Glen W. Herrick MVB Director Nominee (3- year term)
Glen W. Herrick, 62, brings more than three decades of experience on both sides of the bank-Fintech partnership relationship. In 2024, he served as a senior advisor for an advisory group. Prior to that, Herrick was Chief Financial Officer of Pathward Financial, fka MetaBank, a leading BaaS firm providing payments, deposit products, consumer lending and commercial finance solutions. While there he also founded Pathward Ventures, which has successfully made early- and mid-stage investments in financial technology firms.
Before his 11 years at Pathward, he spent 20 years at Wells Fargo, where he served in various finance, treasury, risk management and compliance roles. As the Senior Vice President of Corporate Finance & Treasury he led resolution and recovery planning for the company, among other responsibilities. Mr. Herrick also served as the CFO of Wells Fargo’s $34 billion Education Finance Division, providing strategic leadership during a period of unprecedented growth. Earlier in his career, he spent time as an industrial engineer at Ingersoll-Rand and served multiple global assignments as an officer in the U.S. Army.

Mr. Herrick graduated from the United States Military Academy at West Point with a B.S. in Engineering Management, holds an MBA from the University of South Dakota and graduated from the Stonier Graduate School of Banking. He serves on the boards of Central Bank (IA), a family-owned community banking organization with $2.3 billion in assets, the South Dakota Folds of Honor, the First Tee of South Dakota and Augustana University’s School of Business, where he co-created the university’s first Fintech academic major.

Mr. Herrick currently serves on MVB’s Audit and Finance Committees. He also serves as a member of the board of directors of MVB Bank. With his career focus on leading strategy, finance, investing, planning, forecasting, investor relations and corporate development efforts as a Chief Financial Officer in the banking, specialty finance, capital markets and Fintech sectors, he will provide valuable expertise to the Board as we pursue the growth vehicles of MVB’s strategic plan.

www.mvbbanking.com

Victor R. Maculaitis MVB Director Nominee (3-year term)
Victor R. Maculaitis, 45, is the Founder and Managing Partner of i3strategies®, a leading market research and strategy consultant with global clients across private equity/venture capital, professional services/tech and finance.

Mr. Maculaitis’ career began with the U.S. Government in 2002. Upon moving to the private sector at 28, he was recruited into his first board-appointed BSA/AML Officer role at a $20 billion bank holding company in Chicago. He subsequently held management roles at Zions Bancorporation, First Republic Bank and Banc of California.
Over the last decade, Mr. Maculaitis has founded and built successful services and technology businesses focused on modernizing the Financial Crime Risk and Compliance space. He has completed Executive Education in Corporate Governance from Harvard Business School, is an alumnus of UCLA Anderson’s School of Management and holds undergraduate degrees from Walsh University and The University of Akron.

Mr. Maculaitis currently serves on MVB’s Audit Committee, Compensation Committee, and Risk & Compliance Committee. He also serves as a member of the board of directors of MVB Bank. We believe with more than 20 years of professional experience as an industry leader, entrepreneur and business operator with niche experience in the Financial Crime Risk and Compliance industry, Mr. Maculaitis’ expertise will be an asset to the Board as MVB continues to execute our strategic plan.

Directors Not Up For Election

The following table sets forth certain information as of the Record Date with respect to directors who are not up for election at the Annual Meeting:

Name	Age	Year First Elected	Year Term Ends	Position
W. Marston Becker	72	2020	2026	Director
John W. Ebert	65	2005	2027	Director
Larry F. Mazza	64	2005	2026	Chief Executive Officer and Director
Dr. Kelly R. Nelson	65	2004	2027	Director
Jan L. Owen	73	2022	2027	Director
Cheryl D. Spielman	70	2019	2026	Director
The following biographical information about each director nominee highlights the particular experience, qualifications, attributes and skills possessed by such director nominee that led the Board to determine that he or she could serve as a director. All director nominee biographical information is as of the Record Date:

MVB Financial Corp. 2025 Proxy Statement

W. Marston Becker MVB Chair and Director
W. Marston “Marty” Becker, 72, is a seasoned executive with 40 years of experience including CEO and chairman leadership positions in insurance, reinsurance and insurance brokerage organizations in the U.S. and internationally, as well as insurance-related private equity, advisory and investment banking roles. Mr. Becker is Chair of Axis Capital (NYSE: AXS) a Bermuda domiciled specialty insurance company. He is immediate past Chairman of the Board of QBE Insurance Group (ASX: QBE), a top 15 global property and casualty insurer.
Mr. Becker served as President and CEO of Alterra Capital Holdings Ltd (Nasdaq: ALTE) and its predecessors from 2006 to 2013. Mr. Becker serves on a variety of corporate boards in the financial services, manufacturing and non-profit sectors: Director of Axis Capital (NYSE: AXS), Director of Encova Mutual Insurance in Columbus, Ohio; Director of Amynta Group in New York City; Advisory Board member of private equity funds American Securities, Cohesive Capital and Madison Dearborn Partners; Director of The Mountain Companies of Parkersburg, West Virginia; Director of the West Virginia Chamber of Commerce; and Board Member of the Clay Center for the Arts and Sciences.

Mr. Becker is Chairman of the Board of Directors of MVB Financial Corp. and MVB Bank. He is also Chairman of MVB’s Compensation Committee and serves on the Finance Committee. We believe Mr. Becker’s background in finance and mergers and acquisitions and his experience serving on the boards of various public companies make him qualified to serve as a member of the Board.

John W. Ebert MVB Director
John W. Ebert, 65, is President of J.W. Ebert Corporation, which owns 39 McDonald’s franchises in West Virginia, Pennsylvania and Maryland. Mr. Ebert has more than 30 years of retail experience.

Mr. Ebert is currently the Vice Chair of the McDonald’s Columbus Field Office operator organization representing over 1,200 restaurants. He is the former Chairman of McDonald’s East Division Profit Team representing 5,000 restaurants. He is the former President of the Pittsburgh Region’s McDonald’s Owner/Operator Association. Mr. Ebert is a 1982 graduate of the University of Notre Dame with a Bachelor of Science degree in Accounting. He also attended entrepreneurial classes at MIT. He began his career as a Certified Public
Accountant with Arthur Young & Co in Dallas, Texas. Mr. Ebert also serves on the GameChanger Board of Directors. GameChanger is a student-powered substance misuse prevention organization.

Mr. Ebert is currently Chair of MVB's N&CG Committee and serves on the Finance and Compensation Committees. He also serves as a member of the board of directors of MVB Bank. We believe that Mr. Ebert’s knowledge of the North Central West Virginia market, his educational background and his business proficiencies, which include the areas of budget, risk assessment and human resources, make him qualified to serve as a member of the Board.

www.mvbbanking.com

Larry F. Mazza Chief Executive Officer of MVB and MVB Director
A recognized banking and financial services executive, Larry F. Mazza, 64, Chief Executive Officer and Director, embraces technology and motivates others to think bigger and do bigger. A high-energy leader with an entrepreneurial mindset who believes fortune favors the bold, Mr. Mazza builds strong professional partnerships through his philosophy of love, trust and commitment.

Mr. Mazza’s expertise and enthusiasm in finance, startups, the growing payments industry, fast-changing technology and highly regulated industries like gaming and banking-as-a-service have made him a trusted partner and thought leader across the globe.

Mr. Mazza joined MVB in 2005 and became CEO in 2009. Under his leadership, MVB has grown from a community bank with 35 employees to a NASDAQ-listed and Russell 2000 company with nearly 450 Team Members and Fintech clients from coast to coast. During Mr. Mazza’s time to date at MVB, total assets have grown to more than $3.4 billion. MVB’s model now goes beyond traditional banking and leverages the disruption occurring in the financial services industry to the benefit of shareholders and clients.

As an MVB Director, Mr. Mazza serves on MVB Bank’s ALCO, Loan Approval and Loan Review Committees. He also serves as Executive Chair of MVB Edge Ventures, an MVB subsidiary.

As an entrepreneur, Mr. Mazza was a co-owner and business partner for 20 years of the global sports media business venture Football Talk, LLC, and its nationally recognized and highly successful website ProFootballTalk.com known as PFT, a key content provider for NBC Sports. Mr. Mazza continues to be an active trusted advisor to the enterprise.

As civic-minded and business leader, Mr. Mazza serves as a board member of public companies and non-profit organizations. Appointed by three different governors since 2010, Mr. Mazza continues to serve as a member of the West Virginia Board of Banking and Financial Institutions. Mr. Mazza is a founding Board Member of Intercoastal Mortgage, LLC, one of the largest independent mortgage banks operating in the Mid-Atlantic Region. He is also a Board member for Gen-Opp Fund, a hedge fund focused on finding generational opportunities in banking and Fintech for its investors. Mr. Mazza also serves on the Board of Directors for BillGO, a Fintech company based in Colorado.

From 2007 to 2019, Mr. Mazza served on PDC Energy’s Board, a NASDAQ-listed, Denver, Colorado, based mid-cap oil and gas company where he was on the Compensation Committee, Chair of the Nomination & Governance Committee and was an Audit Committee member. In 2023, PDC was acquired by Chevron Corporation. From 2020 to 2023, he served on the Board of Kraken Financial, a special purpose depository institution based in Wyoming. In 2017, he became a National Association of Corporate Directors Board Leadership Fellow.

A West Virginia University graduate with a bachelor’s degree in Business Administration, Mr. Mazza began his career as a Certified Public Accountant. He worked for KPMG as a CPA with a focus on auditing, including audits of financial institutions. Prior to joining MVB, Mr. Mazza was Senior Vice President & Retail Banking Manager for BB&T Bank’s (“BB&T”) West Virginia North region. His 20 years at BB&T (now Truist Bank), included serving as President of Empire National Bank and as Regional President of One Valley Bank. We believe that Mr. Mazza’s extensive business expertise, including as a CPA and CEO, in addition to his reputation as a visionary leader executing a business model that integrates the fintech industry with traditional banking make him qualified to serve as a member of the Board.

MVB Financial Corp. 2025 Proxy Statement

Kelly R. Nelson, MD MVB Director
Dr. Kelly R. Nelson, 65, is a Physician in Bridgeport, West Virginia, and is affiliated with numerous hospitals in the region, including United Hospital Center and West Virginia University Medicine. He was formerly Senior Vice President of MedExpress Urgent Care, and for the prior 27 years, the Medical Director for Medbrook Medical Associates. He is extremely active in community organizations and is currently President and Board member of the Medbrook Children’s Charity. He is a graduate of Auburn University with a Bachelor of Science degree in Biology and the University of Alabama, School of Medicine, specializing in Family Medicine.
Dr. Nelson is currently Chair of MVB’s Risk and Compliance Committee and serves on the Audit and N&CG Committees. He also serves as a member of the board of directors of MVB Bank. We believe that Dr. Nelson’s understanding of the medical community in North Central West Virginia, his educational and business insight, and his community activities throughout the regional make him qualified to serve as a member of the Board.

Jan L. Owen MVB Director
Jan L. Owen, 73, is a graduate of California State University, Fresno, where she earned her Bachelor of Arts degree in Economics. Ms. Owen retired in 2023 as a senior advisor in the Financial Services Group at Manatt, Phelps & Phillips, LLP, based in the Sacramento, California, office. Her practice included a wide range of oversight work, including accountancy, assets recovery, auditing, banking, benefits administration, corporate governance counseling, strategic planning, public policy review and analysis, regulatory representation, budget preparation and financial reporting. Her clients included major banks and consumer financial institutions, Fintech startups, blockchain and cryptocurrency companies, cannabis owners and operators and technology companies.
From 2013 to 2019, Ms. Owen served as the Commissioner of California’s Department of Business Oversight, which is now known as the Department of Financial Protection and Innovation, the state of California’s financial regulator. Prior to that, from 2011 to 2013, she served as Commissioner of the California Department of Corporations. Before serving in these significant public roles, Ms. Owen worked at a leading investment banking firm, one of the world’s leading consumer products companies and at her own consulting firm. She is a frequent speaker and author on topics relating to regulatory and consumer protection developments for California and other states nationwide.

Ms. Owen served as a member of the Board of Directors for the Bank of Southern California from 2020 to 2022. Since 2020, she has been a member of Kraken Bank’s Board of Directors and, since 2019, she has served on the Advisory Boards of Radicle Impact and Jiko.

Ms. Owen serves as a member of both the Risk & Compliance and N&CG Committees of the Board. Ms. Owen also serves as a member of the board of directors of MVB Bank. We believe that MS. Owen’s significant knowledge and experience in the lines of federal, state and international regulatory requirements and her strong background in payments and cryptocurrency make her qualified to serve on the Board.

www.mvbbanking.com

Cheryl D. Spielman MVB Director
Cheryl D. Spielman, 70, is a retired Partner from Ernst & Young U.S., LLP, retiring in 2015, where she led various groups from 1997 to 2015, serving as Leader of Human Capital for Financial Services for the last eight years there. From 1989 to 1996, she was an executive with the firm. She has been a personal consultant and advisor to CEOs in various industries, including financial services, consumer products and entertainment.
Ms. Spielman has a great deal of financial experience with an audit background. Upon retirement from Ernst & Young, she served on the Board of directors of IPM, a privately held technology systems integration company, which sold in 2017. From 2017 to 2019, she served as a member of the Board of Directors of First Republic Bank, which was headquartered in California. Previously, Ms. Spielman was a tax professional at Arthur Young & Company. She was a trustee of the Cornell University Hillel Board and serves on the Women’s Foundation of South Palm Beach County. Ms. Spielman also serves on the Board of Governors and is former Executive Vice President, Treasurer and Compensation Chair of the Polo Club of Boca Raton, Florida. She was associated with Cornell entity boards.

She earned a Bachelor of Science degree in 1977 from Cornell University and an M.B.A. in 1980 from the University of Chicago. She is also a Certified Public Accountant.

Ms. Spielman is currently the Chair of MVB's Audit Committee and serves on the Finance Committee and the Risk and Compliance Committee. She is designated as an Audit Committee Financial Expert by the Board. Ms. Spielman also serves as a member of the board of directors of MVB Bank, Inc. We believe her strong background and experience in accounting, client-focused global human resources and tax services, tax risk management and employment-related issues qualify her to serve as a member of the Board
There are no family relationships among the directors of MVB or MVB Bank.

MVB Financial Corp. 2025 Proxy Statement

Compensation of Directors

Our Compensation Committee periodically reviews and recommends updates to the director compensation program for our Board to approve. No changes were made to the form or amount of director compensation for 2024.

MVB uses a combination of cash and stock-based incentive compensation to attract and retain independent, qualified candidates to serve on our Board. In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties, as well as the skill level we require of members of our Board. All values stated are rounded to the nearest dollar.

2024 Director Compensation
Board or Committee	Chair Retainer (Annual)	Member Retainer (Annual)

MVB Financial Corp.		$20,000
Chairman of the Board	$50,000
Audit Committee	$25,000	$5,000
Risk and Compliance Committee	$20,000	$4,000
Compensation Committee	$20,000	$4,000
N&CG Committee	$15,000	$3,000
Finance Committee	$20,000	$4,000
*All non-employee directors are granted $75,000 worth of RSUs with a one-year time vesting schedule as an equity award.
www.mvbbanking.com

Director Compensation - Fiscal Year 2024

Director Name	Fees Earned or Paid in Cash[1]	Stock Awards[2,3]	Total
W. Marston Becker	$118,000	$74,995	$192,995
John W. Ebert	$71,083	$74,995	$146,078
Daniel W. Holt [4]	$46,000	$74,995	$120,995
Gary A. LeDonne[4]	$86,333	$74,995	$161,328
Dr. Kelly R. Nelson	$82,417	$82,192	$164,609
Jan L. Owen	$69,500	$82,192	$151,692
Lindsay A. Slader[4]	$43,000	$74,995	$117,995
Cheryl D. Spielman	$79,000	$82,192	$161,192

1 Includes MVB Board and committee fees and fees paid for service on MVB subsidiary boards of directors.
2 Each director was granted time-vested RSUs on June 1, 2024 at a share price of $18.73 per share for 4,004 shares, which will be fully vested on June 1, 2025. Directors Dr. Nelson, Owen, and Spielman were awarded an additional 380 shares, which will be vested on October 1, 2025. The stated values for each director represent the grant date fair value of the respective equity award granted to the director as computed in accordance with Financial Accounting Standards Board (“FASB”). Accounting Standards Codification (“ASC”) Topic 718. For a description of the assumptions used in computing the aggregate grant date fair values of these awards, refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

3 There are 10,000 unexercised options outstanding for directors as of December 2024.

4 Directors Holt, LeDonne and Slader will retire from the Board on May 20, 2025.

MVB Financial Corp. 2025 Proxy Statement

Executive Officers

The following table sets forth information regarding MVB’s executive officers. All ages are provided as of the Record Date:

Name	Age	Position
Larry F. Mazza	64	Chief Executive Officer and Director
Donald T. Robinson	50	President & Chief Financial Officer
Michael L. Giorgio	44	Executive Vice President, Chief Information Officer
Craig B. Greathouse	53	Executive Vice President, Chief Administrative Officer
Joseph R. Rodriguez	45	Executive Vice President, Chief Risk Officer

Provided below is biographical information for MVB’s executive officers, other than Mr. Mazza. For information regarding Mr. Mazza, see “Directors - Directors Not Up for Election”.

Donald T. Robinson President & Chief Financial Officer
Donald T. Robinson has been with MVB since 2011 and was appointed as President in January 2022. He previously served as Executive Vice President, Chief Financial Officer and Corporate Development Officer for MVB Financial and MVB Bank.

Mr. Robinson started his career in public accounting with Arthur Andersen and was an audit manager in the Washington, D.C., office’s technology and emerging markets practice. After leaving Andersen, he joined a local West Virginia accounting firm and was the partner in charge of the audit practice. In 2005, he joined Linn Energy as the Chief Accounting Officer and was a key member during its 2006 IPO. Prior to joining MVB, Mr. Robinson was the commercial regional manager for Huntington Bank’s West Virginia region.

He serves on the Finance Committee of St. Francis Central Catholic School; is a Founder of GameChanger, a student-powered substance misuse prevention organization; and is a member of Mon Health Medical Center’s Board of Directors.

Michael L. Giorgio Executive Vice President, Chief Information Officer
Michael “Mike” Giorgio brings more than 20 years of leadership experience in operations, lending, risk, information/cyber security and technology within retail/commercial banking and Fintech organizations. At MVB, Giorgio is focused on integrating a holistic technology approach for the overall MVB enterprise, including the support provided for internal projects by our technology companies, Trabian and Victor.
www.mvbbanking.com

Mr. Giorgio is responsible for establishing the long-term vision and developing strategies for the Information Technology department and initiatives that support MVB’s ongoing business operations and strategic plan. He directs the planning and implementation of enterprise systems and architecture to support business operations, focusing on compliance and regulatory needs. He implements IT capabilities that provide a competitive advantage for MVB and is ultimately accountable for all aspects of the organization’s information technology infrastructure.

Prior to joining MVB in 2023, Mr. Giorgio served as Chief Executive Officer of Kraken Bank and Chairman & CEO of SMC Blockchain Labs. Previously he served as Senior Vice President and Chief Technology Officer at Metropolitan Commercial Bank architecting innovative solutions to support a digital currency and prepaid card clientele from 2018-2020. He also was the Senior Vice President and Chief Technology Officer for Laurel Road, a national lending and banking company focused on student loan refinancing from 2016 to 2018. Before entering the national lending space, he spent more than ten years leading organizational transformation efforts adopting digital first strategies including mobile/online banking, digital loan applications and online account opening.

Mr. Giorgio received his M.B.A. from Quinnipiac University and holds a B.S. in Computer Science from St. John’s University. He also maintains a CISSP (Certified Information Systems Security Professional) certification.

Craig B. Greathouse Executive Vice President, Chief Administrative Officer
Craig “Brad” Greathouse joined MVB Financial Corp. in 2018 as Senior Vice President of Human Resources. Greathouse has since been promoted to Executive Vice President, Chief Administrative Officer. He is a graduate of West Virginia University, where he earned a bachelor’s degree in Business Administration. He later graduated from the University of South Carolina, where he earned a master’s degree in Human Resource Management.

Mr. Greathouse has nearly 30 years of progressive leadership experience. He was previously employed by Mylan’s North America leadership team where he served as Vice President of Human Relations through a period of tremendous growth. He was responsible for overseeing employee engagement and labor relations, succession planning and talent development, as well as leading and supporting a number of business transformation and restructuring projects.

Prior to his time at Mylan, Mr. Greathouse spent more than 12 years at GE Aviation in a number of senior human resources leadership roles for global organizations, including Turbine Airfoils Manufacturing and Engineering Division, Finance and Legal Divisions and the Customer and Product Support Operations. In his most recent position with GE as the Executive Human Resources Leader, Assembly, Test and Overhaul Center of Excellence, Mr. Greathouse provided overall human resources direction and strategy for a production, services and engineering organization with 20 locations and 7,000 employees across Asia, Europe, South America and the U.S.

Mr. Greathouse has been involved in community service activities throughout his career. He was a long-serving Board Member for GE Aviation’s Community Service Fund and managed Mylan’s regional charitable contributions program. In 2013, Mr. Greathouse was a community campaign chairman for the United Way of Monongalia and Preston Counties and served on its Board of Directors for nearly six years.

Mr. Greathouse currently leads all aspects of human resources strategies and programs to support the continued development of MVB’s growth-oriented culture, including Team Member engagement and development, talent acquisition, performance management, compensation and benefits programs and organizational development activities.
MVB Financial Corp. 2025 Proxy Statement

Joseph R. Rodriguez Executive Vice President, Chief Risk Officer
Joseph “Joe” Rodriguez bring more than 20 years of experience in financial services risk management leadership to MVB. Mr. Rodriguez has forged a strong reputation as a leader who operates at the intersection of innovation and prudent risk management. Known for his deep-seated expertise in banking and financial services regulatory frameworks, he has built a reputation for building risk management teams that are not just safeguards, but drivers of business value and sustainable transformation.
At MVB, Mr. Rodriguez leads the company’s risk, legal, and consumer compliance functions. He is focused on ensuring the company maintains effective risk management programs and complies with applicable laws and regulations.

Prior to joining MVB, Mr. Rodriguez served as the Executive Risk Officer for Financial Services at Capital One and managed a team of risk professionals responsible for enterprise risk and change management activities. In a prior role at Capital One, he also served as the Lead Compliance Officer for Financial Services, and Acting Head of Enterprise Privacy Compliance.

Previously, Mr. Rodriguez served as Lead Counsel – Financial Services Regulatory, AML, and Sanctions at Walmart. Mr. Rodriguez also served as outside counsel to leading banks and fintech companies and was a partner at the law firm Davis Wright Tremaine LLP. Much of his early career was spent in government service, where he served as Regional Counsel at the Consumer Financial Protection Bureau and was a Trial Attorney at the U.S. Department of Justice, representing the United States in federal district court and bankruptcy court regarding complex tax and financial fraud matters. He began his career as an associate at the international law firm Milbank LLP.

Mr. Rodriguez received his Juris Doctorate from Harvard Law School and holds a Bachelor of Science in Accounting from The College of New Jersey.

There are no family relationships among the executive officers of MVB or MVB Bank.
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Executive Compensation

This section describes the compensation program for our named executive officers and includes the required executive compensation tables.

Human Resources and Compensation Committee Report
The Human Resources and Compensation Committee has reviewed and discussed with management the disclosures contained in the following “Compensation Discussion and Analysis.” Based on this review and discussion, the Human Resources and Compensation Committee recommended to the Board that the section entitled “Compensation Discussion and Analysis” be included in this Proxy Statement for the Annual Meeting.

Members of the Human Resources and Compensation Committee,
W. Marston Becker (Chair), John W. Ebert, and Victor R. Maculaitis
Compensation Discussion and Analysis

The following Compensation Discussion and Analysis (“CD&A”) describes the philosophy, objectives and structure of MVB’s 2024 executive compensation program. This includes discussion and background information regarding the compensation of the Chief Executive Officer, President and Chief Financial Officer, and the next three most highly-compensated executive officers of MVB, collectively referred to as the named executive officers (“NEOs”). Included as one of the NEOs listed in the compensation tables that follow this CD&A and discussed as required in this CD&A, is Mr. John C. Marion, the Company’s former Executive Vice President, Chief Risk Officer of MVB and MVB Bank. Mr. Marion resigned from his positions with MVB and MVB Bank effective August 2, 2024.

Executive’s Name	Title
Larry F. Mazza	Chief Executive Officer and Director
Donald T. Robinson	President and Chief Financial Officer
Michael L. Giorgio	EVP, Chief Information Officer
Craig B. Greathouse	EVP, Chief Administrative Officer
Joseph R. Rodriguez	EVP, Chief Risk Officer

This CD&A explains the guiding principles and practices upon which our executive compensation program is based and the compensation paid to our NEOs. This information is intended to be read in conjunction with the tables and accompanying footnotes and narrative disclosure that immediately follow this section, which provide further historical compensation information.

CD&A Guiding Principles

The Board believes MVB’s compensation program effectively aligns our executive officers’ compensation with the long-term interests of MVB shareholders. Incentive compensation programs consist of a blend of annual performance and long-term equity compensation. Such programs are structured to preclude excessive and unnecessary risk-taking and utilize performance metrics established in advance based on an annual budget and business planning process. MVB’s incentive plans also contain caps or limits on the amounts that can be awarded.

MVB’s Incentive Compensation Clawback Policy encompasses all compensation awards so that awards or payments are adjusted or recovered if the performance measures supporting such an award are subsequently restated or otherwise adjusted to levels which do not support the award or payment.
MVB Financial Corp. 2025 Proxy Statement

Business Highlights

2024 marked a pivotal transition period for MVB. While we continued to face headwinds from a tough industry environment and residual costs related to strategic changes, we made meaningful progress in refining and aligning our business model for long-term growth. These efforts have laid the foundation for a more focused and resilient organization moving forward.

During this time, we simplified our growth strategy and strengthened our team, making key investments that will shape our future. Earlier in 2024, we were pleased to welcome Jeremy Kuiper, with his 25 years of payments industry experience, as EVP, Fintech President for MVB Bank. More recently, we made additional strategic leadership appointments to continue driving this shift forward.

During Q4, we welcomed Joe Rodriguez as our Chief Risk Officer. With extensive experience at Capital One, Joe’s expertise in transforming risk management will be crucial as we continue to adapt and grow.

Additionally, we were excited to announce Jeffrey Weidley as our new Chief Deposit Officer following the close of the year. A seasoned banker with deep roots in the DC metro area, Jeffrey will lead our efforts to drive deposit growth, further strengthening our market position.

Throughout 2024, MVB has relied on several foundational strengths: our best-in-class core funding profile, well-positioned balance sheet, a robust capital position, stable asset quality, and a proven track record of shareholder value creation. The recent leadership additions, growing momentum and a laser focus on our payments business further support our strategic pivot. At the same time, easing industry headwinds and rising economic optimism signal a more favorable environment ahead. These developments—both industry-driven and company-specific—position MVB well for future growth and sustained success.

Specific highlights and developments that helped position MVB to protect and grow shareholder value in 2024 included the following:

•MVB continues to benefit from an enviable core funding base, driven by a concentration in noninterest-bearing deposits, which represent 35% of our total deposit funding.

•In a liquidity-constrained environment, our strong balance sheet liquidity position remains evident, with a loan-to-deposit ratio of 78%.

•In Q4, we executed an opportunistic sale-leaseback transaction that significantly contributed to our net income, while further bolstering our capital strength and flexibility.

•Loan pipelines are building, fueled by internal efforts and increased optimism regarding political economic and regulatory policy shifts under the new administration.

•Asset quality remained stable, and we continued to create shareholder value, growing tangible book value per share to $23.37 as of December 31, 2024.

•Total payment card and service charge income increased by 18.3% in 2024 relative to the prior year as our strategic focus on payments continues to result in meaningful progress.

•MVB’s capital position was solid, as evidenced by Community Bank Leverage Ratio, Tier 1 Risk-Based Capital Ratio, MVB Bank’s Total Risk-Based Capital Ratio, and our tangible common equity to tangible assets ratio of 11.2%, 15.1%, 15.8%, and 9.7%, respectively, as of year-end 2024.

•As of year-end 2024, MVB has no outstanding Federal Home Loan Bank (“FHLB”) or other liquidity-related borrowings, including from the Federal Reserve’s discount window or the Bank Term Funding Program, and no held-to-maturity investment securities.

•Common cash dividends were $0.68 per share in 2024, flat with the prior year level.

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MVB Financial Corp. 2025 Proxy Statement

Net Income
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
In thousands
$15,047
$31,232
$20,091
2022
2023
2024

Noninterest-bearing Deposits
40%
35%
30%
25%
20%
15%
10%
5%
0%
As a percentage of total deposits
29%
35%
Industry
MVB

www.mvbbanking.com

MVB Financial Corp. 2025 Proxy Statement

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MVB’s 2024 Executive Compensation Program Overview

Components of Executive Compensation

MVB’s executive compensation program is designed to attract and retain top-quality executive talent while creating a direct, meaningful link between business results and compensation opportunities. The structure of our compensation program for 2024 was similar to what it was in 2023. The primary elements of our compensation program consist of base salary, short-term annual cash incentives, and long-term equity incentives, each of which are described below.

Element	Overview	Purpose
Fixed
Base Salary	Fixed base cash compensation that considers the qualifications, experience, and scope of responsibilities of the executive’s role	To maintain market competitiveness and attract and retain top talent
Variable
Annual Incentive Plan (AIP) Payout Range: 0%-200% of target	Performance-based annual cash incentive opportunities tied to one-year performance and the Company's annual budget	To incentivize for certain annual financial performance, operational, and individual objectives
	Initial Trigger Tier 1 Capital Ratio – set at 9.5%	To ensure the bank’s financial strength and stability before bonuses can be paid at any level to executives
Scorecard of Financial and Individual Performance
Earnings Per Share (20%)
Total Noninterest Expense (20%)
Charge Offs/Total Loans (20%)
Total Core Deposits Growth (20%)
Individual Performance Scorecard Rating (20%)
The scorecard contains metrics measuring income, expense management, growth, credit quality and individual performance which provide a balanced approach to determining incentives
Long- Term Incentive Plan (LTIP) Payout Range: 0%-200% of target	Performance (based on long-term financial goals) and time-based equity compensation each of which vest over a three-year period	To reward for sustained long-term financial results, build stock ownership, align with shareholder interests and retain executives
Performance-based RSUs (50% of LTIP)
Three-year Cumulative EPS (50%)
Three-year Cumulative Tangible Book Value per Share (50%)
Three-Year Relative TSR vs. the S&P United States SmallCap
Banks Index (Modifier +/-20%)

Awards vest after end of the three-year performance period if performance goals are achieved
To incentivize for achieving multi-year growth objectives and long-term valuation creation efforts while ensuring that payouts reflect actual results experienced by shareholders
	Time-based RSUs (50% of LTIP) Awards vest ratably over three years	To align executives’ interests with shareholders and promote retention
MVB Financial Corp. 2025 Proxy Statement

2024 Compensation Decisions and Incentive Plan Results

•2024 Target Pay Opportunities

The Human Resources and Compensation Committee provided no increases in target compensation opportunities for the second straight year in 2024.

	2024 Target Total Direct Compensation ($)	2023 Target Total Direct Compensation ($)	% Change
Larry F. Mazza	$2,040,000	$2,040,000	0%
Donald T. Robinson	$997,500	$997,500	0%
Michael L. Giorgio	$637,500	$637,500	0%
Craig B. Greathouse	$637,500	$637,500	0%
Joseph R. Rodriguez*	N/A	N/A	N/A
*Mr. Rodriguez joined MVB in the fourth quarter of 2024.

•2024 Executive Annual Incentive Plan Results

•Overall, our annual incentive plan remained predominantly based on the achievement of financial goals which resulted in a 2024 plan payout of 102.67% of target, slightly lower than the payout related to financial results for 2023.
•The fifth incentive goal is tied to the Executive’s Individual Performance Scorecard Rating which determines the direction of the NEO’s actual payout.
•Year-end Tier 1 Capital Ratio was strong (11.2%) exceeding the initial trigger needed to allow for any bonus payouts.
•Earnings per share fell slightly from $1.77 per share in 2023 to $1.56 per share in 2024, landing just above the threshold level performance and resulting in a payout of 86% of target.
•Total Noninterest Expense increased slightly from $120.0 million in 2023 to $122.2 million in 2024, beating the target performance level resulting in a payout of 128% of target.
•Total Core Deposits fell by $116.8 million in 2024, reflective of challenging environment for growing deposits resulting in no payout for this metric.
•Charge-Offs/Total Loans improved from 0.40% in 2023 to 0.21% in 2024, exceeding the maximum performance level and resulting in a payout of 200% of target.
•All NEO’s met or exceeded the individual performance scorecard threshold rating of 3.0, resulting in overall payouts of between 106.7% and 122.7% of target.

Our executives received no other bonuses in 2024 (e.g., transaction or special bonuses) other than those tied to Company financial results & individual performance as discussed above as well as later in the CD&A.

•2022-2024 Performance-based RSUs Results

Performance-based RSU continue to account for the majority (50%) of our executives long-term incentive awards.

Tangible Book Value per Share and relative TSR performance for the three-year period from 2022-2024 were both below the threshold performance goal resulting in no payout for performance-based RSUs awarded in 2022 for the period from 2022 to 2024 and reflecting our below average shareholder returns over the three-year period. Performance-Based RSU for the 2021-23 period also did not result in payout.

•Three-year average Tangible Book Value per Share of $22.02 fell below the threshold goal of $29.00, resulting in no payout.
•Three-year TSR of -44.2% ranked at the 3rd percentile of the relative TSR peer group, falling below the threshold goal of 25th percentile, resulting in no payout.
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Compensation Philosophy and Objectives

MVB’s compensation programs are designed to provide competitive compensation and benefits to promote the interests of MVB and its shareholders while enabling us to attract and retain top-quality executive talent. MVB’s compensation philosophy is built on five core compensation principles:

•Pay for Performance

Our compensation program is grounded in a pay-for-performance philosophy. This is clear in the design of our annual incentive plan, which ties 80% of payout to the achievement of our annual financial goals. The same applies as our approach to long-term incentives, which delivers 50% of the target value in performance-based RSU based on accomplishing long-term objectives.

Our philosophy is performance-based. For those Team Members in similar positions, we strive to award our strongest performers the most pay. Outstanding performance receives outstanding rewards. Our incentive plans are designed to drive and improve individual and business performance. Each plan requires measurable goals and objectives to be set, communicated, achieved, and audited prior to any award made. Award eligibility varies based on a Team Member’s level within the Company, their ability to drive results as well as relevant market pay data. Those with unacceptable performance are not eligible for incentive awards or merit increases.

•Profitability Drives the Programs

Profitability and success are the key drivers in determining actual pay earned. It is the responsibility of senior management to ensure our plans provide a positive return to our Company and shareholders, in addition to appropriately rewarding contributions and successful performance.

•Sound Compensation Practices

All MVB compensation elements will comply with appropriate regulations and sound compensation practices, which neither pay excessive compensation nor encourage inappropriate risk-taking. All behavior must be consistent with MVB’s purpose and values.

•Pay Structure

Various positions require various levels of skills, knowledge and personal attributes that drive different rates of pay and/or variable compensation opportunity. Geographic locations will also factor into the process. MVB has an established job structure that provides a formal hierarchy of grades and salary ranges as well as a formal job evaluation process to determine fairness in job placement within the structure. This practice guides us in providing internal equity amongst positions and ensures the maintenance of fairness in our compensation practices across divisions of the organization.

•Market Competitive Compensation

The “market” sets the framework for pay opportunity and achievement against objectives drives the actual payout. The intent of the compensation philosophy is to maintain a competitive compensation program and attract and retain top talent across the organization. MVB regularly conducts a market study of benchmark positions to determine the competitive posture of the organization and need for any changes. Reclassification of positions may occur on an ongoing basis depending on recommendations from senior management as well as updated market data.

MVB pays base salaries that target a reasonable range around the market median (of other companies comparable to our asset size, complexity as well as general industry standard rates). The target salary is within a range of approximately +/-10% of the market median pay rate. Salary ranges are reviewed annually and may be adjusted to maintain a competitive pay structure. High-level performers are mentored and prepared for the next level in their careers.

MVB Financial Corp. 2025 Proxy Statement

Target Executive Pay Mix

Although our Compensation Committee does not target a specific allocation for each pay element, we aim to deliver a mix of pay elements (salary, target bonus and equity) that are aligned with typical market practices and deliver a market-based balance between fixed and variable elements, as well as short- and long-term incentives, as evidenced by the following 2024 target pay mix allocation relative to market.

Pay and Performance

Our compensation program is grounded in a pay-for-performance philosophy. Performance goals in both our short and long-term incentive plans are set at challenging levels, with the ultimate goal that performance will drive long-term, sustainable value for shareholders. When financial and stock performance goals are not met, pay outcomes for our executives should reflect this reality.

Compensation Governance Policies and Practices

We believe our pay-for-performance philosophy and compensation governance practices provide an appropriate framework for executives to achieve financial and strategic goals without encouraging them to take excessive risks in their business decisions. Some practices include:

•Pay-for-Performance Philosophy and Culture
•Compensation Clawback Policy
•Stock Ownership Guidelines
•Prohibition of Hedging and Pledging
•Compensation Philosophy
•Independent compensation consultants
•Annual risk assessments of the compensation programs
•Responsible use of shares under MVB’s long-term incentive program
•All incentive plans are capped

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Say-on-Pay Vote Results

At the 2024 Annual Meeting, 71.06% of the shareholders of MVB voted in favor of our executive compensation proposal (commonly known as the “Say-on-Pay” proposal).

The Compensation Committee will continue to review our executive compensation program considering the outcome of the “Say-on-Pay” votes and investor feedback received on the compensation programs during our shareholder outreach efforts when making future compensation decisions for the NEOs.

Establishing Executive Compensation

Role of the Compensation Committee

MVB’s executive compensation program is designed by our Compensation Committee, and our Board to closely track our long-term strategy. Over the years we have evolved our executive pay program while maintaining an overarching compensation philosophy aimed at achieving strong alignment between our long-term strategic goals and our shareholders’ interests.

We structured our current executive compensation program to align with the Board’s business strategy. Each year the Compensation Committee reviews the existing incentive structure, considering investor feedback, business performance, and our strategic roadmap, to determine the efficacy of further enhancements.

The Compensation Committee’s process begins with establishing individual and corporate performance objectives by the first quarter of each calendar year. The Compensation Committee engages in an active dialogue with the CEO concerning strategic objectives and performance targets. The Compensation Committee also reviews the appropriateness of the financial measures used in incentive plans, the degree of difficulty in achieving performance targets, any potential challenges or obstacles and appropriate risk levels. Corporate performance objectives are established based on a targeted return on assets and return on equity, as well as growth in earnings per share and financial goals for each of the particular business units within MVB.

The Compensation Committee annually reviews the Committee Charter and executive incentive plans used throughout MVB. The Compensation Committee determines whether the plans, individually or collectively, encourage excessive risk taking, whether each of the plans has reasonable limits and caps, and whether the overall structure of the incentive plans is aligned with the interests of the shareholders.

Role of Management

Management also plays a role in the compensation setting process. Typically, MVB's CEO will evaluate the performance of the other executive officers and will assist the Compensation Committee in determining appropriate performance targets and objectives for the incentive plans. When requested, the CEO may participate in Compensation Committee meetings to discuss these items and make recommendations regarding salary increases, bonuses and other compensation-related matters. The Compensation Committee exercises its independent informed judgement in approving compensation for all executive officers and assessing corporate performance against the pre-established objectives. The CEO is not present during deliberations or voting concerning his own compensation.

Investor Outreach

Investing in an outreach program, MVB’s CEO, President and CFO and in some cases, the Chairman of the Compensation Committee, meet with the Company's top institutional investors to share the plan, provide an overview of leadership and structure, and present MVB’s compensation methodology. Other topics include Board governance and executive compensation framework outlining where MVB is adopting best practices and providing alignment with the shareholders. Throughout the outreach, MVB can connect with many institutional investors.
MVB Financial Corp. 2025 Proxy Statement

Investor Outreach
ANNUAL MEETING
POST-MEETING ENGAGEMENT
INVESTOR CONFERENCES
NON-DEAL ROADSHOWS
PRE-MEETING ENGAGEMENT

- In-person meetings with institutional shareholder representatives as requested or from outreach
- Election of Directors and Accounting Firm
- CEO's Lookback on previous year and thoughts and strategy for the new year

- Responses to shareholder correspondence
- Review Annual Meeting vote and shareholder feedback
- Assess enhancements to corporate governance

- Dialogue with shareholder proponents
- Financial updates to shareholders
- Strategic updates
- Discuss market conditions

- Investor conferences and meetings
- Discuss MVB's business strategy and vision for the future

- Frequent telephonic meetings with our larger institutional shareholders

During 2024, the CEO, CFO, Chairman of the Board, and the Human Resources & Compensation Committee Chairman met with many institutional investors of MVB stock to discuss and gain input on governance-related issues.

Use of Outside Advisors

Pursuant to the authority granted to it in its charter, the Compensation Committee may engage an independent executive compensation consultant. In 2024, the Compensation Committee engaged Pay Governance LLC, to provide consulting services to the Compensation Committee, including advice on compensation philosophy, incentive plan design, executive job compensation analysis, and CD&A disclosure, among other compensation topics.

The Compensation Committee conducted a review of its relationship with Pay Governance, taking into account the independence factors set forth in applicable SEC and Nasdaq rules, and determined that Pay Governance’s work for the Compensation Committee did not raise any conflicts of interest.

Incentive Compensation Risk Framework Standard

The Compensation Committee is responsible for establishing incentive plans for executive officers that achieve an appropriate balance between MVB’s results and risk. The Compensation Committee recognizes that business in the financial industry inherently requires that MVB take on certain risks: in its lending activities, depository activities, and investing activities, as well as other facets of the organization.

To ensure the effective management of our incentive compensation program, MVB maintains a governance structure that includes key individuals and committees responsible for its oversight. Senior management plays a vital role in providing direction and commitment by conducting a comprehensive inventory and review of all incentive plans, while the Board and/or Board-level Committees exercises ultimate responsibility for approving and supervising our Incentive Compensation Philosophy and the supporting Incentive Compensation Risk Assessment.

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This standard, developed and adopted in 2023, adheres to a foundational framework, which emphasizes the importance of sound risk management practices in compensation arrangements, including:

▪Governance and Risk Management
▪Alignment with Risk Management
▪Performance Metrics
▪Deferral and Clawback Provisions
▪Risk Analysis and Modeling
▪Compliance and Documentation
▪Supervisory Review
▪Effective Communication and Training
▪Independent Review

Upon due consideration of these items, the Compensation Committee believes that MVB incentive plans are designed in such a way as to encourage executives to take only prudent levels of risk in the pursuit of strong performance on behalf of shareholders. Furthermore, the Compensation Committee believes that MVB’s compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on its business, operations, or financial results.

Compensation Competitive Analysis

Use of Peer Group

The Compensation Committee seeks to provide total targeted direct compensation that is competitive and dependent on Company performance and other factors, including size of assets, and market capitalization.

MVB’s talent acquisition strategy focuses on attracting and retaining executives with the experience and skills necessary to grow the organization. MVB executives have generally come from larger metropolitan areas and/or institutions that are significantly larger than MVB. As a result, MVB has found it necessary to provide a base salary that exceeds the median of banks comparable to MVB's asset size in order to execute the Company strategy. Other elements of compensation are adjusted to recognize this positioning and continue to approximate competitive total pay opportunities for banks of similar asset size.

2024 Peer Group

Our Compensation Committee, with the support of Pay Governance, reviews the continued appropriateness of our peer group on an annual basis. The 2024 executive compensation peer group was selected using the following criteria:
•Assets: $1.0B -$10B;
•Location: From across the country (not just in MVB's area)
•Market Cap: $100M - $1.5B
•Asset and Deposit Growth: >10% Trend
•Market Cap to Book Ratio >1.0x
•Market Cap to Revenue Ratio >2.0x
•Business Model Differentiation: FinTech Focus, Fintech Partnerships, Payments, Consulting, Venture Capital, Tech Forward

Based on the review conducted for 2024, The Bancorp, Inc. was removed from the peer group and two companies, Blue Ridge Bankshares, Inc. and MainStreet Bancshares, Inc. were added to the peer group. The resulting peer group of 16 companies is outlined below (the “Peer Group”):

MVB Financial Corp. 2025 Proxy Statement

Blue Ridge Bankshares, Inc.	Heritage Commerce Corp.
Byline Bancorp, Inc.	Live Oak Bancshares, Inc.
Capital Bancorp, Inc.	MainStreet Bancshares, Inc.
Coastal Financial Corporation	Metropolitan Bank Holding Corp.
ConnectOne Bancorp, Inc.	National Bank Holdings Corporation
Esquire Financial Holdings, Inc.	Pathward Financial, Inc.
FFB Bancorp	Primis Financial Corp.
First Internet Bancorp	Triumph Financial, Inc.

Stock Ownership Guidelines

In May 2019, our Board approved new stock ownership guidelines for both our executives and outside directors to further align their interests with our shareholders. The President and CEO must own three times (3x) their annual base salary. Designated executives must own one time (1x) their annual base salary, and directors must own ten times (10x) their annual cash retainer. Executives and non-executive managers have five years from hire or promotion to meet the ownership requirements. Directors have three years. Stock ownership is reviewed by the Compensation Committee annually.

	Value of Common Share Holdings 12/31/2024	2024 Base Salary or Director Cash Retainer	Value of Common Share Holdings/ 2024 Base Salary or Director Cash Retainer	MVB Requirement for Individual(s) Holding Same Position
Larry F. Mazza	$15,624,738	$850,000	18.4x	3x Base Salary
Donald T. Robinson	$2,860,963	$525,000	5.5x	3x Base Salary
Craig B. Greathouse	$719,277	$375,000	1.9x	1x Base Salary
Michael L. Giorgio	$104,005	$375,000	.3x	1x Base Salary
Joseph R. Rodriguez	$—	$400,000	N/A	1x Base Salary
Average for Non-Employee Directors	$1,063,019	$35,000	30.4x	10x Annual Retainer

Mr. Giorgio joined MVB in 2023 and Mr. Rodriguez joined MVB in 2024.

Shares that count toward satisfying the guidelines include shares owned outright, in trusts, beneficially by immediate family members or are time-based restricted stock. Stock options and unearned performance shares do not count toward satisfying these guidelines.

Base Salary

Base salary is a key element of executive compensation because it provides executives with a base level of monthly income. In determining base salaries, the Compensation Committee considers the executive’s qualifications and experience, scope of responsibilities and future potential, the goals and objectives established for the executive, the executive’s past performance, competitive salary practices at companies in the peer groups, competitors for talent (which are generally larger banks), internal pay equity and the tax deductibility of base salary. None of our proxy officers received a salary increase for 2024. This action was not reflective of their individual performance but more in line with the Company’s efforts to control fixed costs.

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Executive	2024 Base Salary ($)	2023 Base Salary ($)	% Change
Larry F. Mazza	$850,000	$850,000	0%
Donald T. Robinson	$525,000	$525,000	0%
Michael L. Giorgio	$375,000	$375,000	0%
Craig B. Greathouse	$375,000	$375,000	0%
Joseph R. Rodriguez*	$400,000	N/A	N/A
John C. Marion	$375,000	$375,000	0%
No increases were awarded to the NEO’s in 2024.
*Mr. Rodriguez joined MVB in 2024.

2024 Annual Incentive Plan

Our Annual Incentive Plan has a two-tiered performance evaluation structure:

1.Tier 1 Capital Ratio Metric – set at a level consistent with regulatory requirements (9.5%) to emphasize the importance of maintaining the financial strength and stability of the Company before any bonus can be paid. Failing to achieve that level of performance results in no bonuses being paid to our executives regardless of results achieved in other areas.

2.Scorecard of Financial Performance Modifiers and Individual Performance – performance goals are set with consideration for objectives set out in our strategic plan, external market conditions and investor expectations. The scorecard contains metrics measuring income, expense management, growth and credit quality as well as an individual performance goal rating which provide a balanced approach to determining incentives. In the event that a specified goal or target for a particular metric is not met, then no compensation will be paid with respect to that objective portion of the Annual Incentive Plan. Our target objectives for 2024 generally required improvement over the targets and actual results for 2023.

Five goals were set, with equal weighting with non-individual performance goals, all based on MVB                 Bank and MVB performance:

Primary Trigger: Tier 1 Capital Ratio Target: 9.5% Actual: 11.2%

Annual Incentive Plan Goals	Weight	Threshold -Eligible for 85% of Potential Payout	Target - Eligible for 100% of Potential Payout	Maximum - Eligible for 200% of Potential Payout	Performance as of 12/31/24
Earnings per Share (“EPS”)	20%	$1.55	$1.80	$2.00	$1.56
Total Noninterest Expense	20%	$130,000,000	$125,000,000	$115,000,000	$122,226,685
Charge Offs/Total Loans	20%	0.50%	0.40%	0.30%	0.21%
Total Core Deposits Growth	20%	$50,000,000	$100,000,000	$150,000,000	$(116,844,235)
Individual Performance Scorecard Rating	20%	N/A	N/A	N/A	Ratings varied

Executives had target bonus opportunities, as a percentage of base salary, ranging from 35% to 75%, with the opportunity to earn 85% to 200% of that amount based on performance. No increases were made to target opportunities for NEO’s in 2024. In February 2025 the Compensation Committee evaluated the performance of the Company under the 2024 Annual Incentive Plan.

MVB Financial Corp. 2025 Proxy Statement

Overall, financial performance goal achievement supported payouts that were above the threshold with results mixed by metric. Payouts under the subjective metric were based on evaluations of the individual’s overall job performance during 2024, using an extensive performance review scorecard for each executive. All NEO’s met or exceeded the individual performance scorecard threshold rating of “Meets Expectations” resulting in a payout aligned with MVB’s pay for performance philosophy.

Named Executive Officer	2024 Salary ($)	Pro-rated Salary ($)	Target (%)	Threshold 85% ($)	Target 100% ($)	Maximum 200% ($)	2024 Incentive Payout
Larry F. Mazza	$850,000	$850,000	75%	$541,875	$637,500	$1,275,000	$680,213
Donald T. Robinson	$525,000	$525,000	40%	$178,500	$210,000	$420,000	$257,670
Michael L. Giorgio	$375,000	$375,000	35%	$111,563	$131,250	$262,500	$146,344
Craig B. Greathouse	$375,000	$375,000	35%	$111,563	$131,250	$262,500	$161,044
Joseph R. Rodriguez*	N/A	N/A	N/A	N/A	N/A	N/A	N/A
*Mr. Rodriguez joined MVB in November 2024 and was not eligible for an annual incentive payout.

Long-Term Incentive Compensation

MVB’s Compensation Committee believes that long-term incentive compensation is an important component of the compensation program because it has the effect of retaining and motivating executives, aligning executives’ financial interests with the interests of shareholders, and rewarding the achievement of MVB’s long-term strategic goals.

2024 Equity Grants

Executives had target equity opportunities, as a percentage of base salary, ranging from 35% to 65%. No increases were made to target opportunities for NEO’s in 2024. The Board of Directors, in its sole discretion, determines equity awards for the CEO. Executives received equity through two equally weighted vehicles, similar to MVB’s approach in the past few years:

•50% of target value delivered as time-based equity awards (RSUs); and
•50% of target value delivered as performance-based equity awards (performance RSUs)

The performance RSUs will vest based upon internal Tangible Book Value (“TBV”) per Share (25% of target LTI value) and EPS (25% of target) performance over a three-year period, with vested amounts ranging from 0% to 200% of target, depending on results relative to pre-established goals. Results based on the achievement of TBV per Share and EPS goals could be modified up or down based on MVB’s total shareholder return for the three-year period relative to other Small Cap banks. The time-based RSUs (the remaining 50% of target value) will vest solely based on continued service, following a three-year graded vesting schedule (one-third of the award vesting each year).

In 2024, MVB’s NEOs received the following grants pursuant to the plan which were lower in terms of the number of shares awarded in 2023 reflecting a slightly higher stock price basis.

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		Time-Based RSUs (50%)		PSU EPS-Based RSUs (25%)		PSU TBV-Based RSUs (25%)
	% of Salary	Granted (#)	Share Price ($)	Granted (#)	Share Price ($)	Granted (#)	Share Price ($)
Larry F. Mazza	65%	15,021	$18.39	7,510	$18.70	7,510	$18.70
Donald T. Robinson	50%	7,137	$18.39	3,568	$18.70	3,568	$18.70
Michael L. Giorgio	35%	3,568	$18.39	1,784	$18.70	1,784	$18.70
Craig B. Greathouse	35%	3,568	$18.39	1,784	$18.70	1,784	$18.70
Joseph R. Rodriguez	N/A	N/A	N/A	N/A	N/A	N/A	N/A
John C. Marion [1]	35%	3,568	$18.39	1,784	$18.70	1,784	$18.70
1 Mr. Marion forfeited unvested equity upon separation from MVB.

2024-2026 Performance-Based RSUs Results

Our performance-based RSUs are earned based on the performance of two equally weighted metrics: cumulative TBV per Share and cumulative EPS. These metrics are used as the basis for initially determining the performance RSUs earned for the three-year period from 2024 to 2026.

•Tangible Book Value per Share (“TBV”) is defined as tangible book value per common share of the Company determined in accordance with generally accepted accounting principles reported in the Company's Annual Report to Stockholders plus dividends with ex-dividend dates occurring during the performance period.

•Earnings per Share (“EPS”) is defined as basic earnings per common share of the Company determined in accordance with generally accepted accounting principles reported in the Company's Annual Report.

Minimum, target, and maximum performance goals for each of these measures was based on an analysis of historical three-year growth rates of MVB and its peers as well as expectations for the economic environment for the period. Results based on achieving TBV and EPS objectives are adjusted by ± 20% based on MVB’s total shareholder return for the three-year period relative to the results of the banks in the S&P’s Small Cap Bank Index.

	Weight	Below Threshold	At Threshold	Target	Maximum
Cumulative TBV	50%	<$74.25	$74.25	$80.15	$87.15
Cumulative EPS	50%	<$5.75	$5.75	$6.21	$6.69
Percent of Target LTI Award		0%	0%	100%	200%
Relative TSR Ranking		<25th percentile	<25th percentile	<50th percentile	<75th percentile
Relative TSR Modifier		0.80	0.80	1.00	1.20*
* Modifier cannot increase results in excess of 200% of an executive’s target performance RSU award.

2022-2024 Performance-Based RSUs Results

The performance period for the performance-based RSUs granted in 2022 ended on December 31, 2024. The 2022 awards were equally divided between average TBV per Share and relative TSR performance. Each of the TBV per Share and relative TSR goals, results and payouts are described below.

MVB Financial Corp. 2025 Proxy Statement

2022-2024 Average Tangible Book Value per Share Awards

Threshold	Target	Maximum	Actual	Payout (% of Target)
$29.00	$29.00	$33.00	$22.02	0%

2022-2024 Relative TSR Awards

Threshold	Target	Maximum	Actual	Payout (% of Target)
25th Percentile	50th Percentile	75th Percentile	3rd Percentile	0%

As illustrated above, no payout was earned under the TBV per Share or relative TSR performance awards for the 2022-2024 period.

Additional Compensation Practices and Policies

Timing of Equity Awards

The Compensation Committee does not take material nonpublic information into account when determining the timing or terms of equity award grants, and the Company does not time the disclosure of material nonpublic information for the purposes of affecting the value of executive compensation. The 2024 grants will be made immediately upon approval by the Committee. The Committee has determined that in future years, all annual compensation grants will be made May 1 of the year of grant following Compensation Committee meeting, typically held in April.

Recoupment (“Clawback”) Policy

MVB has an incentive compensation Clawback Policy that exceeds the requirements imposed by Nasdaq listing standards and Section 10D of the Exchange Act.

Under the policy, we require our current and former officers within the meaning of Rule 16a-1(f) to repay excess cash-based incentive compensation and/or equity incentive awards in the event the incentive compensation was calculated based on financial statements that were required to be restated due to material noncompliance with financial reporting requirements without regard to any fault or misconduct and that noncompliance resulted in overpayment of the incentive compensation within the three fiscal years preceding the date the restatement was required (unless an enumerated clawback exception applies).

In addition, in the event of misconduct by a current or former executive officer (as defined in the clawback policy), the Company shall use reasonable efforts to recover from such employee up to 100% of incentive and other variable compensation, including discretionary bonus awards and equity or cash awards with time-based or non-financial performance based vesting conditions awarded to such executive officer from the Company during a timeframe that will be determined by the Committee in its discretion. Misconduct shall mean any action that in the sole discretion of the Board or the Committee constitutes fraud, theft, misappropriation, embezzlement, misrepresentation, conviction, plea bargain or settlement with admission of guilt of a felony, dereliction of duty, or other misconduct or knowingly failing to take action to report any acts or conduct that constitute misconduct; in each case that (i) is to the material financial or reputational detriment of the Company and (ii) is of a nature or effect that in the sole discretion of the Board or the Compensation Committee justifies the recovery of compensation under this Clawback Policy.

www.mvbbanking.com

Insider Trading Policy

Under our Insider Trading Policy, each designated employee, officer and director of the Company is prohibited from buying or selling our securities when he or she is aware of material, non-public information about the Company, or information about other public companies which he or she learns as our employee or director. These individuals are also prohibited from providing such information to others. In addition, this policy prohibits employees, officers and directors from hedging transactions and requires prior approval and certain requirements for margin accounts and pledged securities. We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any applicable listing standards. Our Insider Trading Policy can be found attached as Exhibit 19 to our Annual Report on Form 10-K for the year ended December 31, 2024.

Perquisites and Other Benefits

Executive officers participate in other employee benefit plans generally available to all team members on the same terms as similarly situated team members. These plans include medical, dental, group life insurance, and group disability programs, as well as health savings accounts for reimbursement of medical expenses.

Bank-Owned Life Insurance Program

In 1999, MVB implemented a bank-owned life insurance (“BOLI”) program which was designed to offset employee benefit costs. The policies purchased over time are primarily general account and hybrid account. MVB followed and continues to follow all the regulatory and compliance guidelines by including only officers and directors and obtaining consents from each to participate in the program. Specifically, the program insures approximately 60 current or former officers and directors. It is the intent of MVB to hold the insurance policies until the death of each insured. BOLI is currently owned by approximately 65% of all banks in the U.S.

Retirement 401(k) Plan

MVB maintains a defined contribution 401(k) retirement savings plan for all team members over the age of 21 years old. The 401(k) plan provides that each participant may contribute up to 100% of his or her pre-tax compensation or after-tax (Roth) deferral contribution amounts up to a statutory limit of $23,000. Participants who are at least 50 years old are also entitled to make “catch-up” contributions, which may be up to an additional $7,500. MVB currently utilizes an automatic enrollment strategy in which new team members over the age of 21 are automatically enrolled in the 401(k) plan at a pre-tax deferral rate of 5% unless they make the decision to opt out via the system platform.

MVB matches 100% up to 4% of the participant’s, including participants that are NEOs, total compensation on a per pay basis, subject to Internal Revenue Service limitations. Full-time and certain part-time team members are eligible to participate upon the first month following their first day of employment or having attained age 21, whichever is later. Both team member and employer contributions are 100% fully vested based on the first contribution. MVB company stock (NASDAQ: MVBF) has been added as a plan investment option and is limited to 10% of the team member’s balance. Employee and employer contributions are held and invested by the 401(k) plan’s trustee.

Employment Agreements

MVB and its subsidiaries provide certain executive officers with written employment agreements to secure the key talent’s services within the highly competitive financial services industry. These agreements are generally the same and are reviewed and updated annually, if necessary. The non-competition provisions in the agreements are intended to protect MVB from competitive disadvantage if one of MVB’s NEOs leaves MVB to work for a competitor.

MVB Financial Corp. 2025 Proxy Statement

The agreements provide for discharge by MVB for cause or without cause, resignation by the employee, and termination in the event of the death of the employee. If terminated by reason of the death of the employee, the employee (or his or her estate) shall be paid when due and in accordance with MVB’s normal payroll practices and relevant policies. If terminated by MVB without cause, and, for Mr. Robinson and Mr. Mazza, also if terminated by the employee for good reason, the employee is entitled to a severance payment equal to a set number of months of the employee’s base severance compensation, and any annual incentive compensation earned for such year, prorated for the number of calendar days worked in the year.

The employment agreements for each executive officer contain termination provisions which would permit salary continuation under certain circumstances in the event the contracts are terminated by MVB or in the event of a termination or severance of such executive officer’s employment subsequent or immediately prior to a change in control.

The employment agreements with NEOs are described in the section below.

Change in Control

MVB believes that change in control benefits provide security for its employees and minimize distraction of employees in the event of a significant merger and acquisition scenario, allowing them to remain objective and focused on maximizing shareholder value.

The employment agreements with certain executive officers set forth certain terms and conditions upon the occurrence of a “Change in Control” event.

If the employment of Messrs. Mazza, Robinson, Giorgio, or Greathouse is terminated without cause, and, if terminated by the employee for good reason, within one year following a Change in Control (as defined below) or within the three months immediately preceding a Change in Control, the employee would be entitled to an enhanced severance payment equal to 0.5 times the amount of the base severance compensation due pursuant to the respective employment agreement. Mr. Marion's employment agreement terminated in connection with his voluntary resignation in August 2024 with no payout by the Company.

A “Change in Control” means either: (i) a consolidation or merger of MVB pursuant to which the shareholders of MVB immediately before the transaction do not retain more than 50% of the total combined voting power of the surviving entity; (ii) a sale, lease, exchange or other transfer of all or substantially all of the assets of MVB; or (iii) a sale or exchange by the holders of more than 50% of MVB’s common stock.

www.mvbbanking.com

Executive Compensation Tables

Summary Compensation Table

The following information is prepared based on positions as of 2024. In 2024, compensation was paid to team members by MVB or MVB Bank, unless otherwise noted. The following table summarizes compensation paid to the NEO for the periods indicated. Unless otherwise indicated, stated amounts are rounded to the nearest dollar.

Name and Principal Position	Year	Salary ($) [1]	Bonus ($) [2]	Stock Awards ($)[3]	Option Awards ($) [4]	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) [5]	All Other Compensation ($) [6]	Total ($)
Larry F. Mazza CEO, MVB and MVB Bank	2024	$850,000	$0	$557,110	$0	$680,213	$0	$82,687	$2,170,010
	2023	$850,000	$355,882	$797,471	$0	$669,311	$44,362	$84,614	$2,801,640
	2022	$851,846	$0	$552,402	$0	$0	$0	$63,896	$1,468,144
Donald T. Robinson President, and Chief Financial Officer, MVB and MVB Bank	2024	$525,000	$0	$246,693	$0	$257,670	$0	$39,217	$1,068,580
	2023	$525,000	$114,185	$351,909	$0	$268,779	$6,361	$41,290	$1,307,524
	2022	$527,427	$0	$262,477	$0	$0	$0	$26,203	$816,107
Michael L. Giorgio EVP, Chief Information Officer	2024	$375,000	$0	$132,337	$0	$146,344	$0	$14,040	$667,721
	2023	$151,442	$0	$0	$61,825	$58,565	$0	$5,294	$277,126
Craig B. Greathouse EVP, Chief Administrative Officer, MVB and MVB Bank	2024	$375,000	$0	$132,337	$0	$161,044	$0	$26,687	$695,068
	2023	$375,000	$71,010	$182,781	$0	$153,812	$0	$24,132	$806,735
	2022	$370,742	$0	$131,238	$0	$0	$0	$10,856	$512,836
Joseph R. Rodriguez Chief Risk Officer	2024	$43,077	$125,000	$0	$0	$0	$0	$28	$168,105
John C. Marion EVP, Chief Risk Officer, MVB and MVB Bank	2024	$230,769	$0	$132,337	$0	$0	$0	$14,516	$377,622
	2023	$375,000	$68,005	$167,883	$0	$138,324	$0	$14,422	$763,634
	2022	$364,862	$0	$131,238	$0	$0	$0	$13,407	$509,507
1 This figure includes salary only.

2 As part of the Chartwell transaction bonus, Messrs. Mazza, Robinson, Greathouse, and Marion received cash bonuses of $355,882, $114,185, $71,010, and $68,005, respectively in 2023.

3 As part of the Chartwell transaction bonus, Messrs. Mazza, Robinson, Greathouse and Marion received grants of 9,800, 3,147, 1,957 and 1,874 RSUs, respectively in 2023. The stated values for each NEO represent the grant date fair value for respective award granted to the NEO as computed accordance with FASB ASC Topic 718. For a description of the assumptions used in computing the aggregate grant date fair values of these awards, refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

4 These amounts are calculated reflect the aggregate grant date fair value of options calculated in accordance with FASB ASC Topic 718, using the Black-Scholes option pricing model.

MVB Financial Corp. 2025 Proxy Statement

5 In our 2023 Proxy Statement, we reported values of $53,709 for Mr. Greathouse and $6,538 for Mr. Marion in the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column of the Summary Compensation Table for 2022. These amounts reflected the aggregate balance at fiscal year-end for the non-qualified deferred compensation plan for each officer. We inadvertently included these amounts in the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column as they did not reflect a change in pension value or above-market or preferential earnings on non-qualified deferred compensation, and zeros should have been reported for each officer instead of these amounts. As a result, the amounts in the “Total” compensation column for Mr. Greathouse and Mr. Marion were reported as $566,545 and $516,045 for 2022, respectively. After correction, the “Total” compensation amounts for Mr. Greathouse and Mr. Marion for 2022 were $512,836 and $509,507, respectively. The amounts reported in the Summary Compensation Table above have been revised to reflect these corrections.

6 Amounts are detailed in All Other Compensation below:

ALL OTHER COMPENSATION
Name	Year	Board Fees [1]	401(k) Matching Contribution [2]	Perquisites [3]	Total Other Compensation
Larry Mazza	2024	$45,000	$13,800	$23,887	$82,687
Don Robinson	2024	$0	$13,800	$25,417	$39,217
Michael Giorgio	2024	$0	$13,800	$240	$14,040
Brad Greathouse	2024	$0	$13,800	$12,887	$26,687
John Marion	2024	$0	$13,800	$716	$14,516
Joe Rodriguez*	2024	$0	$0	$28	$28

1 Represents fees for board service for MVB Financial and Subsidiary Boards.
2 Represents the Company’s annual matching contribution to the Company’s 401(k) plan.
3 Perquisites include: auto allowance, employer paid BOLI life insurance, group term life insurance. No individual perquisite exceeded $25,000.

www.mvbbanking.com

Grants of Plan-Based Awards

Grants of Plan-Based Awards Table - Fiscal Year 2024
		Estimated future payouts under non-equity incentive awards			Estimated future payouts under equity incentive plan awards			All other stock awards: number of shares of stock or units (#)	Grant date fair value of stock and option awards ($)
Name*	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Larry F. Mazza	5/1/24	$541,875	$637,500	$1,275,000				15,021	$276,236
	5/1/24				0	7,510	15,020	8,502	$140,437
	5/1/24				0	7,510	15,020	8,502	$140,437
Donald T. Robinson	5/1/24	$178,500	$210,000	$420,000				7,137	$131,249
	5/1/24				0	3,568	7,136	4,039	$66,722
	5/1/24				0	3,568	7,136	4,039	$66,722
Michael L. Giorgio	5/1/24	$111,563	$131,250	$262,500				3,568	$65,615
	5/1/24					1,784	3,568		$33,361
	5/1/24					1,784	3,568		$33,361
Craig B. Greathouse	5/1/24	$111,563	$131,250	$262,500				3,568	$65,615
	5/1/24				0	1,784	3,568	2,019	$33,361
	5/1/24				0	1,784	3,568	2,019	$33,361
John C. Marion	5/1/24	$111,563	$131,250	$262,500				3,568	$65,615
	5/1/24				0	1,784	3,568	1,836	$33,361
	5/1/24				0	1,784	3,568	1,836	$33,361

*Mr.. Rodriguez joined MVB in 2024 and received no grants or awards of plan-based compensation in 2024.

The Board believes that the successful implementation of its business strategy will depend upon attracting, retaining, and motivating talented executives, managers, and other key team members. The 2022 MVB Financial Corp. Stock Incentive Plan provides that the Compensation Committee appointed by the Board has the flexibility to grant stock options, merit awards and rights to acquire stock through purchase under a stock purchase program. Typically, options grants have a three-year vesting period with an expiration life span of ten years while RSUs have a three-year vesting period.

During 2024, the Compensation Committee granted 55 option awards, excluding the executive team and each of the NEOs, totaling 35,250 shares at exercise prices ranging from $18.40 to $21.00 per share. In addition, excluding directors and the executive team, 57,541 time based RSUs and 44,038 PSUs have been awarded to the MVB Financial Corp. Management Team. The expense to be recognized with respect to such awards will be amortized over the vesting period, beginning the year of the grant.
MVB Financial Corp. 2025 Proxy Statement

Outstanding Equity Awards

Outstanding Equity Awards at Fiscal Year-End 2024
		Option Awards					Stock Awards
Name	Grant Date of Award	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested (#)	Equity incentive plan awards: number of unearned shares, units, or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units, or other rights that have not vested ($)
Larry F. Mazza	2/3/2016	100,000	0	0	$12.50	2/3/2026
	3/21/2017	50,000	0	0	$12.85	3/21/2027
	2/21/2018	100,000	0	0	$19.65	2/21/2028
	5/1/2020						4,190	$86,733	0	$0
	5/1/2021						2,754	$57,008	0	$0
	5/1/2022						2,478	$51,295	6,549	$135,564
	5/1/2023						11,765	$243,535	17,004	$351,983
	5/1/2024						15,021	$310,935	15,020	$310,914

Donald T. Robinson	2/3/2016	15,000	0	0	$12.50	2/3/2026
	9/21/2016	100,000	0	0	$13.25	9/21/2026
	3/21/2017	25,000	0	0	$12.85	3/21/2027
	2/21/2018	15,000	0	0	$19.65	2/21/2028
	5/1/2020						1,144	$23,681	0	$0
	5/1/2021						818	$16,932	0	$0
	5/1/2022						1,177	$24,364	3,112	$64,418
	5/1/2023						5,590	$115,713	8,078	$167,215
	5/1/2024						7,137	$147,736	7,136	$147,715
Michael L. Giorgio	7/31/2023	1,666	3,334	0	$25.59	7/31/2033	0	$0	0	$0
	12/15/2023	601	1,203	0	$22.86	12/15/2033	0	$0	0	$0
	5/1/2024						3,568	$73,858	3,568	$73,858
Craig B. Greathouse	5/7/2018	28,205	0	0	$19.19	5/7/2028
	9/4/2018	5,525	0	0	$18.24	9/4/2028
	5/1/2020						770	$15,939	0	$0
	5/1/2021						572	$11,840	0	$0
	5/1/2022						589	$12,192	1,556	$32,209
	5/1/2023						2,795	$57,857	4,038	$83,587
	5/1/2024						3,568	73,858	3,568	73,858
Joseph R. Rodriguez	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

www.mvbbanking.com

Option Exercises and Stock Vesting

Option Exercises and Stock Vested - Fiscal Year 2024
	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
Larry F. Mazza	0	$0	28,510	$527,046
Donald T. Robinson	0	$0	10,019	$185,017
Craig B. Greathouse	0	$0	5,919	$109,385
John C. Marion	8,000	$56,720	4,107	$75,528

Potential Payments Upon Termination or Change in Control

MVB has employment agreements with Messrs, Mazza, Robinson, Giorgio, Greathouse, and Rodriguez

Mr. Mazza entered into an amended and restated executive employment agreement with MVB and SPE PR, LLC (“MVB-PR”), effective January 1, 2023, for a three-year term, which expires January 1, 2026, and thereafter, automatically renews for successive one (1) year periods following the expiration of the original term, absent notice of non-renewal. Mr. Mazza’s current salary is $850,000 per year, payable in accordance with MVB’s general payroll practices and is subject to future adjustment. Mr. Mazza continues to be eligible to participate in the MVB annual executive performance incentive plan. In the event Mr. Mazza is terminated for cause by MVB, he shall not be entitled to any termination or severance payments or benefits but shall receive the ratable portion of his base salary for the period up to the effective date of termination, plus any accrued benefits owing to Mr. Mazza pursuant to applicable law. In the event MVB terminates Mr. Mazza without cause or as the result of MVB’s notice of non-renewal, or Mr. Mazza terminates his employment for good reason, Mr. Mazza would also be entitled to all compensation that would have been payable through the termination date, a severance payment in the form of continuation of two years of the then current annual base salary (the “Mazza Severance Payment”) and a pro-rated bonus payment equal to any annual incentive compensation earned for the fiscal year, pro-rated for the days of such year worked (“Mazza Pro-rated Bonus”), provided that a general release of claims is executed and employee complies with all post-employment covenants. Additionally, Mr. Mazza’s non-performance-based equity awards scheduled to vest within twelve months from the date of termination will be immediately vest and any Performance Share Units (“PSUs”) scheduled to vest within twelve months from the date of termination will remain outstanding and eligible to vest. Any other equity awards will be forfeited as of the date of termination. In the event Mr. Mazza is terminated due to death or disability or as the result of the submission of Mr. Mazza’s notice of non-renewal, he shall receive the ratable portion of his base salary for the period through and including the effective date of termination, plus any accrued benefits or other compensation owing to Mr. Mazza under applicable plan or law. In the event of termination due to death or disability, Mr. Mazza (or his estate) shall also receive a pro-rated bonus and all of Mr. Mazza’s equity awards immediately outstanding prior to the date of termination shall immediately vest and be exercisable. In the event Mr. Mazza’s employment with MVB is terminated pursuant to a change in control termination, Mr. Mazza would be entitled to the Mazza Severance Payment, the Mazza Pro-rated Bonus and additional compensation equal to 0.5 times the Mazza Severance Payment, payable on MVB’s regular payroll dates that correspond to the payment of the Mazza Severance Payment. Additionally, all of Mr. Mazza’s equity awards issued and immediately outstanding shall immediately vest. Mr. Mazza’s employment with MVB-PR may be terminated with or without cause by MVB at any time upon written notice and without payment of any severance or related benefits. Mr. Mazza’s employment agreement also includes provisions related to treatment of confidential information, return of Company property, a 12-month post-employment non-competition agreement, as well as non-interference and non-solicitation provisions for 12-month period following employment and during any period during which Mr. Mazza is receiving severance or change-in-control compensation.
MVB Financial Corp. 2025 Proxy Statement

If Mr. Mazza’s employment were terminated without cause as of December 31, 2024, he would have been entitled to receive the sum of $2,406,829 which includes accrued vacation time from MVB and time-based RSUs, totaling $749,506 would immediately vest.

Mr. Robinson has a written employment agreement with MVB, effective January 1, 2016, as amended and restated on March 1, 2021. Mr. Robinson’s current salary is $525,000 per year, payable in accordance with MVB’s general payroll practices and is subject to future adjustment. Mr. Robinson is eligible to participate in the MVB annual executive performance incentive plan. Mr. Robinson’s employment may be terminated for cause, terminated without cause, terminated due to death or permanent disability, and Mr. Robinson may also terminate his employment for good reason, all subject to certain conditions and commitments, including, if termination without cause or for good reason, Mr. Robinson would be entitled to all compensation that would have been payable through the termination date, a severance payment in the form of continuation of one year of the then current annual base salary (the “Robinson Severance Payment”) and a pro-rated bonus payment equal to any annual incentive compensation earned for the fiscal year, pro-rated for the days of such year worked (“Robinson Pro-rated Bonus”), provided that a general release of claims is executed and employee complies with all post-employment covenants. In the event Mr. Robinson is terminated without cause or terminates his employment for good reason upon a Change in Control, he would be entitled to the Robinson Severance Payment, the Robinson Pro-rated Bonus and additional compensation equal to 0.5 times the Robinson Severance Payment, payable on MVB’s regular payroll dates that correspond to the payment of the Robinson Severance Payment. Upon separation from the Company, Mr. Robinson would also be entitled to accrued, but unpaid, salary and benefits. Mr. Robinson’s employment agreement also includes provisions related to treatment of confidential information, the return of MVB’s property in the event of a resignation or termination, non-solicitation and non-interference, as well as non-competition for one (1) year in any U.S. state or city which serves as a place of business of MVB or any MVB affiliate. If Mr. Robinson’s employment were terminated without cause as of December 31, 2024, he would have been entitled to receive the sum of $785,030 which includes accrued vacation time from MVB and all stock options and RSUs, totaling $561,421 would immediately vest.

Mr. Giorgio has a written employment agreement with MVB, effective July 31, 2023. Mr. Giorgio’s current salary is $375,000 per year payable in accordance with MVB’s general payroll practices and is subject to future adjustment. Mr. Giorgio is eligible to participate in the MVB annual executive performance incentive plan. Mr. Giorgio’s employment may be terminated by MVB for cause or terminated without cause, and Mr. Giorgio may also terminate his employment for any reason, all subject to certain conditions and commitments, including, if terminated by MVB without cause, Mr. Giorgio would be entitled to all compensation that would have been payable through the applicable termination date and a severance payment of one year of the then current annual base salary (the “Giorgio Severance Payment”), provided that a general release of claims is executed and employee complies with all post-employment covenants. In the event Mr. Giorgio is either terminated without cause or terminate his employment agreement for good reason upon a Change in Control, he would be entitled to the Giorgio Severance Payment and additional compensation equal to 0.5 times the Giorgio Severance Payment, payable on MVB regular payroll dates that coincide with the payment of the Giorgio Severance Pay, or in the sole discretion of MVB in a lump sum. Upon separation from the Company, Mr. Giorgio would also be entitled to accrued, but unpaid, salary and benefits. Mr. Giorgio’s employment agreement also includes provisions related to treatment of confidential information, the return of MVB’s property in the event of a resignation or termination, non-solicitation, and non-interference, as well as non-competition for one (1) year in any U.S. state, territory or city in which MVB does business and/or in which the employee performed services. If Mr. Giorgio’s employment was terminated without cause as of December 31, 2024, he would have been entitled to receive severance of $375,000 from MVB and all stock options and RSUs totaling $241,631 would immediately vest.

Mr. Greathouse has a written employment agreement with MVB, effective April 1, 2020. Mr. Greathouse’s current salary is $375,000 per year payable in accordance with MVB’s general payroll practices and is subject to future adjustment. Mr. Greathouse is eligible to participate in the MVB annual executive performance incentive plan. Mr. Greathouse’s employment may be terminated by MVB for cause or terminated without cause, and Mr. Greathouse may also terminate his employment for any reason, all subject to certain conditions and commitments, including, if terminated by MVB without cause, Mr. Greathouse would be entitled to all compensation that would have been payable through the
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applicable termination date and a severance payment of one year of the then current annual base salary (the “Greathouse Severance Payment”), provided that a general release of claims is executed and employee complies with all post-employment covenants. In the event Mr. Greathouse is terminated without cause upon a Change in Control, he would be entitled to the Greathouse Severance Payment and additional compensation equal to 0.5 times the Greathouse Severance Payment, payable on MVB regular payroll dates that coincide with the payment of the Greathouse Severance Pay, or in the sole discretion of MVB in a lump sum. Upon separation from the Company, Mr. Greathouse would also be entitled to accrued, but unpaid, salary and benefits. Mr. Greathouse’s employment agreement also includes provisions related to treatment of confidential information, the return of MVB’s property in the event of a resignation or termination, non-solicitation, and non-interference, as well as non-competition for one (1) year in any U.S. state in which MVB or its affiliates does business and/or in which the employee performed services. If Mr. Greathouse’s employment was terminated without cause as of December 31, 2024, he would have been entitled to receive severance of $375,000 from MVB and all stock options and RSUs, totaling $288,173 would immediately vest.

Mr. Rodriguez has an employment agreement with MVB, dated November 2, 2024. Mr. Rodriguez’s current salary is $400,000 per year payable in accordance with MVB’s general payroll practices and is subject to future adjustment. Mr. Rodriguez is eligible to participate in the MVB annual executive performance incentive plan. Mr. Rodriguez’s employment may be terminated by MVB for cause or terminated without cause, and Mr. Rodriguez may also terminate his employment for any reason, all subject to certain conditions and commitments under the proposed agreement, including, if terminated by MVB without cause, Mr. Rodriguez would be entitled to all compensation that would have been payable through the applicable termination date and a severance payment of one year of the then current annual base salary (the “Rodriguez Severance Payment”), provided that a general release of claims is executed and employee complies with all post-employment covenants. In the event Mr. Rodriguez is either terminated without cause or terminates his employment for good reason upon a Change in Control, he would be entitled to the Rodriguez Severance Payment and additional compensation equal to 0.5 times the Rodriguez Severance Payment, payable on MVB regular payroll dates that coincide with the payment of the Rodriguez Severance Pay, or in the sole discretion of MVB in a lump sum. Upon separation from the Company, Mr. Rodriguez would also be entitled to accrued, but unpaid, salary and benefits. Mr. Rodriguez’s employment agreement also includes provisions related to treatment of confidential information, the return of MVB’s property in the event of a resignation or termination, non-solicitation, and non-interference, as well as non-competition for one (1) year in any U.S. state in which MVB or its affiliates does business and/or in which the employee performed services. Under the terms of the proposed agreement, if Mr. Rodriguez’s employment was terminated without cause as of December 31, 2024, he would have been entitled to receive severance of $400,000 from MVB.

Retirement Plans/Pension Benefits

MVB provided a defined benefit retirement plan for all qualifying team members; however, the defined benefit plan has been frozen, and no service after May 31, 2014, is taken into consideration for determining a benefit. All qualifying team members actively employed on May 31, 2014, are 100% vested, but no subsequent vesting is contemplated. The defined benefit retirement plan provides for benefits based on the highest five consecutive years of earnings multiplied by 2 ½ times the years of service. Normal retirement age is 65. All retiree benefits are calculated in the same manner. The benefits payable to eligible NEOs are summarized in the table below:

Name	Plan Name	Number of Years of Credited Service	Present Value of Accumulated Benefit	Payments During Last Fiscal Year
Larry F. Mazza	Allegheny Group Retirement Plan	9.25	$475,281	None
Donald T. Robinson	Allegheny Group Retirement Plan	3.167	$59,133	None
MVB Financial Corp. 2025 Proxy Statement

Nonqualified Deferred Compensation

Effective January 1, 2022, MVB adopted a nonqualified deferred compensation plan for all qualifying team members. Executive contributions and aggregate earnings (losses) for 2024 are summarized in the table below.

Name	Executive Contributions in last FY ($)	Registrant Contributions in last FY ($)	Aggregate Earnings (Losses) in last FY ($)	Aggregate Withdrawals/Distributions ($)	Aggregate Balance at Last FYE ($) [1]
Craig B. Greathouse	$14,903	$0	$6,641	$0	$90,365
John C. Marion [2]	$0	$0	$634	$10,035	$—
1 The aggregate balances at the last fiscal year end previously were reported as compensation in the Summary Compensation Table for the listed executives except to the extent that such balances reflect earnings, none of which were preferential or ‘above market’ earnings. MVB did not make any Company contributions to the nonqualified deferred compensation plan in 2024.
2 Upon separation from MVB, Mr. Marion was paid the balance within the Non qualified deferred compensation plan allocated to his deferrals and earnings.

CEO Pay Ratio

We are providing the following information about the relationship between the annual total compensation of our team members and the annual total compensation of Larry F. Mazza, our year-end CEO.

For fiscal 2024, MVB’s last completed fiscal year:

•We identified our median employee in 2023 based on the (estimated 2023 compensation reportable on Form W-2 for all employees on December 31, 2023) and there has been no change in our employee population or employee compensation arrangements during 2024 that we reasonably believe would impact the pay ratio disclosures for 2024. We calculated annual total compensation for the identified employee using the same methodology we use to calculate the total compensation of our NEOs as reported in the above 2024 Summary Compensation Table.

•The median of the annual total compensation of all team members at MVB, including its consolidated subsidiaries (other than CEO Larry F. Mazza), was $84,413

•the annual total compensation of Larry F. Mazza, MVB's CEO was $2,170,010

Based on this information, the ratio for 2024 of the annual total compensation of MVB’s CEO to the median of the annual total compensation of all team members is approximately 27.1 to 1. With respect to the annual total compensation of the CEO, MVB used the amount reported in the “Total” column of 2024 Summary Compensation Table. In comparison to our Peer Group, MVB is just above the median.

The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. The SEC rules for identifying the median-compensated team member and calculating the pay ratio based on that team member’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their team member populations and compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different team member populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
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Pay Versus Performance

In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO NEOs and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

					Value of Initial Fixed $100 Investment based on:
Year	Summary Compensation Table “SCT” Total for PEO1	Compensation Actually Paid to PEO 2 3	Average SCT Total for Non-PEO NEOs	Average Compensation actually paid to Non-PEO NEOs	Total Shareholder Return “TSR”4	Peer Group TSR	Company’s Net Income (000)	Earnings Per Share (Basic) 5
2024	$2,170,010	$1,888,357	$595,419	$493,896	$94.69	$112.46	$20,245	$1.56
2023	$2,801,640	$2,492,955	$788,755	$753,203	$99.42	$84.71	$31,006	$2.46
2022	$1,468,144	$(643,626)	$612,817	$164,257	$94.52	$88.97	$14,387	$1.23
2021	$2,116,982	$5,244,237	$749,004	$1,349,422	$169.99	$116.64	$38,696	$3.32
2020	$2,025,783	$1,861,903	$950,376	$800,751	$92.39	$86.37	$37,411	$3.13

1 Larry F. Mazza was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2020	2021	2022	2023	2024
Donald T. Robinson	Donald T. Robinson	Donald T. Robinson	Donald T. Robinson	Donald T. Robinson
John T. Schirripa	John T. Schirripa	Craig B. Greathouse	Craig B. Greathouse	Craig B. Greathouse
Craig B. Greathouse	Craig B. Greathouse	John C. Marion	John C. Marion	John C. Marion
John C. Marion	John C. Marion		Michael L. Giorgio	Michael L. Giorgio
H. Edward Dean, III				Joseph R. Rodriguez

2 The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

3 Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table. Amounts in the Exclusion of Change in Pension Value column reflect the amounts attributable to the Change in Pension Value reported in the Summary Compensation Table. There are no amounts shown in the Inclusion of Pension Service Cost because our defined benefit retirement plan is frozen and no service after May 31, 2014, is taken into account in determining a benefit.

MVB Financial Corp. 2025 Proxy Statement

Year	Summary Compensation Table Total for PEO $	Exclusion of Change in Pension Value for PEO $	Exclusion of Stock Awards and Option Awards for PEO $	Inclusion of Pension Service Cost for PEO $	Inclusion of Equity Values for PEO $	Compensation Actually Paid to PEO $
2024	2,170,010	0	(557,110)	0	275,457	1,888,357

Year	Average Summary Compensation Table Total for Non-PEO NEOs $	Average Exclusion of Change in Pension Value for Non-PEO NEOs $	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs $	Average Inclusion of Pension Service Cost for Non-PEO NEOs $	Average Inclusion of Equity Values for Non-PEO NEOs $	Average Compensation Actually Paid to Non PEO NEOs $
2024	595,419	0	(128,741)	0	27,218	493,896

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO $	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO $	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO $	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO $	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO $	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for PEO $	Total - Inclusion of Equity Values for PEO $
2024	641,149	(261,203)	0	(104,489)	0	0	275,457

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs $	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs $	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs $	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs $	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs $	Average Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Non-PEO NEOs $	Total - Average Inclusion of Equity Values for Non-PEO NEOs $
2024	121,848	(38,674)	0	(16,374)	(39,582)	0	27,218

4 The Peer Group TSR set forth in this table utilizes the KBW Bank Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2024. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the Company and in the KBW Bank Index, respectively.

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5 We determined Earnings per Share to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in 2024.

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid, Company Total Shareholder Return (“TSR”) and Peer Group TSR

The following chart sets forth the relationship between the Compensation Actually Paid to our PEO, the average Compensation Actually Paid to our Non-PEO NEOs, the cumulative TSR over the five most recently completed fiscal years. The chart also compares the Company’s cumulative TSR to that of the KBW Bank Index over the same period.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR
Compensation Actually Paid ($ Millions)
6
5
4
3
2
1
0
-1
TSR (12/31/2019 Indexed to $100)
$210
$180
$150
$120
$90
$60
$30
$0
5.2
169.99
112.46
100.00
92.39
94.52
99.42
116.64
2.5
100.00
1.9
86.37
88.97
1.9
94.69
84.71
1.3
0.8
0.8
0.5
0.2
-0.6
2019
2020
2021
2022
2023
2024
Fiscal Year
Larry F. Mazza Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
MVB Financial Corp. TSR
KBW Bank Index TSR

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the five most recently completed fiscal years.

MVB Financial Corp. 2025 Proxy Statement

PEO and Average Non-PEO NEO Compensation Actually Paid Versus Net Income
Compensation Actually Paid ($ Millions)
6
5
4
3
2
1
0
-1
Net Income ($ Thousands)
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
37,411
38,696
14,387
31,006
20,245
1.9
0.8
5.2
1.3
-0.6
0.2
2.5
0.8
1.9
0.5
2020
2021
2022
2023
2024
Fiscal Year
Larry F. Mazza Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
MVB Financial Corp. Net Income

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Earnings per Share

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Earnings per Share during the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus Earnings Per Share
Compensation Actually Paid ($ Millions)
Earnings Per Share ($)
6
5
4
3
2
1
0
-1
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
-0.50
3.13
3.32
1.23
2.46
1.56
1.9
0.8
5.2
1.3
-0.6
0.2
2.5
0.8
1.9
0.5
2020
2021
2022
2023
2024
Fiscal Year
Larry F. Mazza Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Earnings Per Share

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Tabular List of Most Important Financial Performance Measures

The following table presents the financial performance measures that the Company considers having been the most important in linking Compensation Actually Paid to our PEO and Non-PEO NEOs for 2024 to Company performance. The measures in this table are not ranked.

Earnings Per Share
Total Deposit Growth
Total Non-Interest Income
Charge Offs/Total Loans
Net Loan Growth
Relative TSR
Return on Assets
Tangible Book Value Growth

Preview of 2025 Compensation Decisions

2025 Target Compensation

As part of our continued efforts to control fixed costs, the Committee again provided no increases in target compensation opportunities to our NEOs in 2025.

2025 Annual and Long-term Incentive Plan Designs

The annual and long-term incentive plan designs in 2025 remained generally consistent with 2024, except for replacing Total Core Deposit Growth with Total Loan Growth within the bonus scorecard to support the Company’s loan growth objectives. Our incentive plan goals for 2025 take into account 2024 actual performance, reflect the company’s operating plan, and reinforce our focus on continuous improvement.

Committed to the Success of Our Communities

MVB’s purpose-driven culture is part of our corporate DNA, defining the environment in which our team members thrive. Our “Purpose” is to be “Trusted Partners on the Financial Frontier, Committed to Your Success.” Every day we live our values – Trust; Respect, Love, Caring; Commitment; being Adaptive; Teamwork.

Social impact ties into our value of Respect, Love and Caring. In 2024, MVB focused on larger projects with meaningful impact, as well as providing community service, technical assistance and leadership to numerous community organizations. Overall, Team MVB performed 589 hours of community service in 2024 for a total of 41 organizations.

Projects Supporting Youth Aging Out of Foster Care

Older youth often exit the foster care system without the same support and connection that they previously received. Many continue to need additional assistance as they transition into life on their own. MVB Bank recognized the increased risk of financial strain for these youth and responded.

MVB Financial Corp. 2025 Proxy Statement

MVB partnered with Fairfax County (Virginia) Department of Family Services, Children’s Home Society of West Virginia and the Our Children Fund at the Community Foundation for Northern Virginia to create the MVB Housewarming Party.

The Housewarming Party provided items needed for those new to independent living, such as kitchen tools, bedding or cleaning supplies. Gifts were selected through Amazon Wish Lists, built by Housewarming Party recipients. Additionally, monetary donations were collected to acquire any items remaining at the end of the fundraiser and to meet ongoing emergency needs as the recipients get established without aid from family.

Fostering a Relationship with the Latino Economic Development Center

In 2024, MVB continued and strengthened its relationship with the Latino Economic Development Center (LEDC). Based in Washington, D.C., the LEDC equips Latinos and other underserved communities with the skills and financial tools to create a better future for their families and communities. Participants in LEDC programs learn how to build their long-term financial security by buying and staying in their homes, taking control of decisions affecting their apartment buildings, and starting or expanding their small businesses.

MVB purchased a tranche of small business loans, five in total, in 2024 through Scale Link that were made by a Community Development Financial Institution (CDFI) directly responding to the liquidity needs of underbanked and underserved small businesses in MVB’s assessment area.
In the first quarter of 2024, MVB purchased five loans in Northern Virginia totaling $104,153.09, which included a donation totaling $20,830.62 benefiting the LEDC and Scale Link at a 75%/25% split providing much needed liquidity for both enterprises.

FHLBank Pittsburgh Affordable Housing Program (AHP)

In 2024, the Board of Directors of the Federal Home Loan Bank of Pittsburgh (FHLBank) approved $50.8 million in award grants under FHLBank’s Affordable Housing Program (AHP) and $30.0 million through its voluntary housing grant initiative.

Team MVB supported two successful FHLBank AHP award winners in West Virginia, resulting in approximately $2.6 million in financing needs impacting up to 43 families / individuals. Team MVB reviewed the associated proposed loans for the projects and will continue to monitor them now that they are funded.

The two new projects are as follows:

•$1,500,000 awarded to New Vision Renewable Energy for the New Vision Village, Phase 2, in Moatsville, West Virginia.
•$1,034,049 awarded to Grant Street Commons LLC for the Parkersburg, West Virginia, Patriot Center Apartments.

“Affordable housing is a priority for FHLBank and our members. Today, we are awarding more than $80 million toward AHP and voluntary housing grant initiative projects,” said David G. Paulson, President and Chief Executive Officer, FHLBank, in a press release in December 2024. “Through FHLBank’s dual mission of reliable liquidity and support for community development, our cooperative will support almost 1,600 affordable homes,” said Mr. Paulson.

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GameChanger Debuts “You Have What It Takes” Education Film

MVB is a founding corporate sponsor of the GameChanger program, which is a student-powered substance misuse prevention movement focused on creating school environments that curb drug use. The organization achieves this by implementing, monitoring, and sustaining GameChanger Student Peer Leadership Programs, while empowering youth to make healthy choices as they prepare to become the leaders of tomorrow. MVB President Don Robinson is one of the three leaders who have been involved in the program since day one. MVB Director John Ebert also serves as a board member of this charity.

MVB is the title sponsor of the annual GameChanger Golf Classic in May at the Greenbrier Resort in White Sulphur Springs, West Virginia. The 2024 event experienced a record number of 500 supporters attending the gala dinner with Jennifer Garner as the keynote speaker.

Through the efforts of GameChanger and one of its founding sponsors, MVB Bank, 5,785 elementary school students in grades three through five from schools in Harrison, Marion, and Monongalia counties were treated to a showing of the GameChanger-produced, age-appropriate prevention education film “You Have What It Takes” in December 2024. In support of the 38-minute film, all students received prevention education workbooks courtesy of GameChanger and MVB Bank.

GameChanger founder and executive director Joe Boczek emphasized that this initiative demonstrates GameChanger and MVB Bank’s ongoing commitment to educating West Virginia students about the dangers of opioids, substance misuse, and deadly fentanyl.

“Opioids, substance misuse, and fentanyl continue to be the number one threat to our kids, our families, and our communities. I am so pleased with the results GameChanger continues to achieve, not only in our schools but in our communities as well,” said MVB President Don Robinson.

In January 2025, GameChanger provided all West Virginia elementary schools with a free link to “You Have What It Takes,” along with a teacher lesson plan and parent toolkit.

Other Efforts

In addition to these efforts, in 2024 Team MVB supported a Company-wide fundraising campaign for the United Way, which benefits many community organizations in our footprint and beyond.

CEO Larry F. Mazza kicked off MVB’s first year campaigning for American Cancer Society’s Real Men Wear Pink in 2018, followed by successful campaigns by President Don Robinson, Brad Greathouse, Herman DeProspero, Tony Merendino, John Greco and in 2024, Matt Dean. Team MVB has collectively raised over $100,000 since 2018 for the fight against breast cancer.

Many team members provide leadership for nonprofits in the communities where they live by serving on nonprofit boards and lending their expertise to projects.

MVB’s sponsorship program is visible in the communities we serve through support of youth sports, health and wellness, partnership in education with schools, festivals and local events like the Cecil Jarvis Greater Clarksburg 10K Race held each June for the past 26 years.

As the Company grows and evolves, our social impact will continue to reflect MVB’s commitment to our teammates, clients, communities and shareholders as a trusted partner.
MVB Financial Corp. 2025 Proxy Statement

Proposals

This section sets out each item of business for the Annual Meeting and the Board’s voting recommendations.

Proposal No. 1 - Election of Directors

The Board has nominated directors Herrick, and Maculaitis to be elected to a three-year term until their successors are duly elected and qualified at the 2028 annual meeting of shareholders.

At the Annual Meeting, proxies cannot be voted for a greater number of individuals than the two nominees named in this Proxy Statement. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, for the election of the Board’s two nominees.

Directors are elected by a plurality of the votes cast. The nominees receiving the highest number of “for” votes will be elected as directors of the Company. Therefore, votes withheld and broker non-votes will not affect the outcome of the election of directors. As required by West Virginia law, each share is entitled to one vote per nominee, unless a shareholder properly notifies MVB of his or her intent to cumulate his or her votes for directors at least 48 hours before the meeting. If a shareholder properly notifies MVB of such intent to cumulate his or her votes, then each MVB shareholder will have the right to multiply the number of votes they are entitled to cast by the number of directors for whom they are entitled to vote and cast the product for a single candidate or distribute the product among two or more candidates. If any shares are voted cumulatively for the election of directors, the proxies, unless otherwise directed, shall have full discretion and authority to cumulate their votes and vote for less than all such nominees. For all other purposes, each share is entitled to one vote.

The term of any incumbent director who is not reelected, and has not earlier resigned, will end on the date that is the earlier of (a) 90 days after the date on which the voting results for the Annual Meeting are determined by the inspector of election, or (b) the date on which the Board selects a person to fill the office held by that director in accordance with MVB’s Bylaws.

Each of the directors nominated by the Board has consented to serving as a nominee, being named in this Proxy Statement, and serving on the Board if elected. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders may vote for any nominee designated by the present Board to fill the vacancy.

There are no family relationships among MVB’s executive officers and directors.

For more information on the director nominees, please see the biographies of the director nominees beginning on page 21.

The Board unanimously recommends that you vote “FOR ALL” the nominees to be elected to the Board for the terms indicated.

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Proposal No. 2 - Non-Binding Advisory Vote on Executive Compensation

MVB is providing shareholders with a non-binding advisory vote on compensation programs for our NEOs reported and disclosed in the section of this proxy statement entitled “Executive Compensation” (sometimes referred to as “Say on Pay”). This vote is required under Section 14A of the Exchange Act (15 U.S.C. 78n-1), and such vote is currently held every year. Accordingly, you may vote on the following resolution at the 2024 Annual Meeting:

“Resolved, that the shareholders approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the accompanying compensation tables, and the related narrative disclosure in this Proxy Statement.”

This vote is advisory in nature and therefore, is non-binding. The Board and the Compensation Committee, which is comprised of independent directors, expect to take into account the outcome of the vote when considering future executive compensation decisions to the extent they can determine the cause or causes of any significant negative voting results.

The management of MVB and Board of Directors unanimously recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of our NEOs as disclosed in the CD&A, the accompanying compensation tables and the related narrative disclosure.

The proxy will be voted “FOR” the approval of executive compensation, unless otherwise directed.

Proposal No. 3 - NON-BINDING ADVISORY VOTE on the FREQUENCY of an ADVISORY VOTE on EXECUTIVE COMPENSATION

In addition to providing shareholders with the opportunity to cast an advisory vote on executive compensation, the Company this year is providing shareholders with an advisory vote on whether the advisory vote on executive compensation should be held every one, two or three years. This advisory vote is required under Section 14A of the Exchange Act, and such vote must occur once every six years.

The Board believes that an annual vote for the non-binding advisory vote on executive compensation is the optimal interval for conducting and responding to a “say on pay” vote because it will allow us to obtain information on our shareholders’ views of the compensation of our named executive officers on a more consistent basis. Shareholders who have concerns about executive compensation during the interval between “say on pay” votes are welcome to bring their specific concerns to the attention of the Board. Please refer to “Shareholder Communications with the Board” in this Proxy Statement for information about communicating with the Board or its individual members.

The proxy card provides shareholders with the opportunity to choose among one of four options (holding the vote every one, two or three years, or abstaining) and, therefore, shareholders will not be voting to approve or disapprove the Board’s recommendation.

Although this advisory vote to the frequency of the “say on pay” vote is non-binding, the Board and the Compensation Committee will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

The Board unanimously recommends that you select 1 Year for future non-binding advisory voted on executive compensation.

MVB Financial Corp. 2025 Proxy Statement

Proposal No. 4 - Ratification of Independent Registered Accounting Firm

The firm of Forvis Mazars, LLP (“FORVIS”) examined and audited the financial statements and internal controls over financial reporting of MVB for 2024 and 2023.

The following fees were billed by FORVIS as indicated:

	2024	2023
Audit fees [1]	$1,021,602	$880,582
Audit-related fees [2]	60,160	55,292
Tax fees [3]	3,675	62,030
Total fees	$1,085,437	$997,904

1 “Audit Fees” are fees billed by FORVIS for professional services rendered for the audit of the Company’s consolidated financial statements, review of consolidated financial statements included in the Company’s quarterly reports, and for services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

2 “Audit-Related Fees” are fees billed by FORVIS for assurance and related professional services that are reasonably related to the performance of the audit or review of Company financial statements and are not reported under “Audit Fees.”

3 “Tax Fees” are fees billed by FORVIS for professional services rendered in connection with tax compliance, tax advice and tax planning.

The Audit Committee has considered whether FORVIS has maintained its independence during the fiscal year ended 2024. The Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to MVB by the independent accountants, except for cumulative expenditures not to exceed $5,000. Further, the pre-approval policies may be waived, with respect to the provision of any non-audit services, consistent with the exceptions under the federal securities laws. The Audit Committee did not waive the pre-approval requirement of any other services during 2024 or 2023.

The Audit Committee proposes that FORVIS will examine and audit the financial statements and internal controls over financial reporting of MVB for 2025. The proxies will vote your proxy “FOR” ratification of the selection of FORVIS to serve as the Company’s independent registered accounting firm for fiscal year 2025, unless otherwise directed. Representatives of FORVIS are expected to attend the Annual Meeting via webcast, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

The Board unanimously recommends that you vote “FOR” the ratification of FORVIS to serve as the Company’s independent registered accounting firm for the fiscal year ending 2025.

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Other Information

This section includes the Audit Committee Report, information about stock ownership, and other general information.

Audit Committee Report
The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2024 with MVB’s management and FORVIS. The Audit Committee has also discussed with FORVIS the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Audit Committee also has received and reviewed the written disclosures and the letter from FORVIS required by applicable requirements of the PCAOB regarding FORVIS’s communications with the Audit Committee concerning independence, and has discussed with FORVIS its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the financial statements referred to above be included in MVB’s Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.

Members of the Audit Committee,
Cheryl D. Spielman (Chairperson), Glen W. Herrick, Gary A. LeDonne, Victor R. Maculaitis, and Dr. Kelly R. Nelson

Security Ownership of Certain Beneficial Owners, Management, and Directors

The table below sets forth information with respect to those persons (other than the officers/directors listed below) known to the Company to have owned beneficially 5% or more of the outstanding shares of common stock as of December 31, 2024. The information as to beneficial ownership is based upon statements filed by such persons with the SEC under Section 13(d) or 13(g) of the Exchange Act.

Name and Address of Beneficial Owner	Amount of Common Stock Beneficially Owned	Percent of Class[1]
Wellington Management Company LLP Wellington Group Holdings LLP Wellington Investment Advisors Holdings LLP Wellington Management Company LLP 280 Congress Street Boston, MA 02210	1,161,649	8.97%
TimesSquare Capital Management, LLC 75 Rockefeller Plaza, New York, NY 10019	924,053	7.14%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	867,033	6.70%
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	657,439	5.08%
1 Based on 12,945,295 shares of Common Stock outstanding as of December 31, 2024.
MVB Financial Corp. 2025 Proxy Statement

As of the Record Date, ownership by directors, nominees and NEOs of MVB was:

Name of Beneficial Owner	Amount of Common Stock Beneficially Owned [1,2]	Percent of Class [3]
W. Marston Becker	60,059	0.46%
John W. Ebert	114,291	0.88%
Glen W. Herrick	3,000	0.02%
Daniel W. Holt	10,651	0.08%
Gary A. LeDonne	73,954	0.57%
Victor R. Maculaitis	250	—%
Larry F. Mazza [4]	885,941	6.71%
Dr. Kelly R. Nelson	90,252	0.70%
Jan L. Owen	5,297	0.04%
Lindsay A. Slader	6,460	0.05%
Cheryl D. Spielman	25,140	0.19%
Donald T. Robinson[5]	221,260	1.69%
Michael L. Giorgio	9,771	0.08%
Craig B. Greathouse	56,094	0.43%
Joseph R. Rodriguez	—	—%
All directors, nominees and executive officers as a group	1,562,420	11.66%

1 Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act, and includes shares held by adults and immediate family living in the same household and any related entity in which a 5% or greater ownership percentage is maintained.

2 Includes common shares outstanding and 1,000 stock option shares that became exercisable February 3, 2017 for Directors Ebert, and Dr. Nelson; 1,000 stock option shares that became exercisable March 21, 2018 and 1,000 stock option shares that became exercisable February 21, 2019 for Directors Ebert, LeDonne, and Dr. Nelson. Also includes 250,000, 155,000, 2,267, and 33,730, shares which may be acquired by Messers. Mazza, Robinson, Giorgio, and Greathouse, respectively within 60 days through the exercise of options. This total does not include options that have been granted but not exercisable within 60 days.

3 Based on 12,950,295 common shares outstanding as of the Record Date.

4 Includes 339,566 common shares that were, as of the Record Date, pledged as security for loan proceeds advanced by a third party lender to facilitate Mr. Mazza’s purchase of Company stock options.

5 Includes 18,200 common shares that were, as of the Record Date, pledged as security for loan proceeds advanced by a third party lender to facilitate Mr. Robinson’s purchase of Company stock options.
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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires MVB’s directors and executive officers, and persons who own more than ten percent of a registered class of MVB equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of MVB. Officers, directors, and shareholders owning more than ten percent are required by SEC regulation to furnish MVB with copies of all Section 16(a) forms which they file.

To MVB’s knowledge, based solely upon review of the copies of such reports furnished to MVB and written representations that no other reports were required, during the fiscal year ended 2024, all Section 16(a) filing requirements applicable to its officers, directors and persons owning more than ten percent were complied with.

General Information

2025 Annual Meeting of Shareholders

via Live Webcast            May 20, 2025
10:00 a.m. EDT

The Record Date for the Annual Meeting is March 26 ,2025. Only shareholders of record as of the close of business on this date are entitled to vote at the Annual Meeting.

You are invited to vote on the proposals described in this Proxy Statement because you were an MVB shareholder on the Record Date of March 26, 2025.

MVB is furnishing this Proxy Statement in connection with the solicitation by its Board of proxies to vote at the Annual Meeting, including any postponements or adjournments, and as such, will bear the cost of preparing this Proxy Statement and the affiliated proxy materials and other instruments. MVB’s directors, officers, and employees may make solicitation, personally or by telephone, email or fax. The Notice and the proxy materials will be distributed to MVB shareholders through brokers, custodians, nominees and other like parties, and we expect to reimburse such parties for their charges and expenses.

Attending the Annual Meeting

We are pleased to welcome shareholders to our live webcast for the 2025 Annual Meeting. Only shareholders as of the Record Date who have a valid control number will be permitted to vote at the meeting.

Your proxy materials will include a unique control number to be used at www.investorvote.com/MVBF to vote your shares and register to attend the meeting. If you have any questions about www.investorvote.com/MVBF or your control number, please contact the bank, broker, or other organization that holds your shares. The availability of online voting may depend on the voting procedures of the organization that holds your shares.

Even if you receive a valid confirmation of registration and plan on attending the Annual Meeting, we encourage you to vote your shares in advance using one of the methods described beginning on page 5 to ensure that your vote will be represented at the Annual Meeting.

MVB Financial Corp. 2025 Proxy Statement

Proxy Materials

These materials were first sent or made available to shareholders on April 7, 2025, and include:

•The Notice of 2025 Annual Meeting of Shareholders

•This Proxy Statement for the Annual Meeting

If you requested printed versions by mail, these printed proxy materials also include the proxy card or voting instruction form for the Annual Meeting.

Proxy Materials are Available on the Internet

MVB uses the internet as the primary means of furnishing proxy materials to shareholders. We are sending a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to our shareholders with instructions on how to access the proxy materials online or request a printed copy of the materials.

Shareholders may follow the instructions in the Notice of Internet Availability to elect to receive future proxy materials in print by mail or electronically by email. We encourage shareholders to take advantage of the availability of the proxy materials online to help reduce the environmental impact of our annual meetings and reduce MVB’s printing and mailing costs.

MVB’s proxy materials are also available at ir.mvbbanking.com.

Annual Report

MVB’s Annual Report to Shareholders for fiscal year 2024 is being made available electronically at www.investorview.com/MVBF to shareholders as of the Record Date. The Annual Report to Shareholders does not constitute a part of this Proxy Statement or the proxy solicitation material.

Upon written request by any shareholder to Lisa J. McCormick, Corporate Secretary, MVB Financial Corp., 301 Virginia Avenue, Fairmont, West Virginia 26554, a copy of MVB's 2024 Annual Report on Form 10-K will be provided without charge. You may also find a copy of MVB’s Form 10-K on the SEC’s website: www.sec.gov and MVB’s 2024 Annual Meeting website: www.investorview.com/MVBF.

MVB’s Fiscal Year

MVB’s fiscal year is the 52-week period that ends on the last day of December. MVB’s 2024 fiscal year ended on December 31, 2024. Information presented in this Proxy Statement is, unless otherwise indicated, based on MVB’s fiscal calendar which corresponds with the fiscal year for the Company.

Quorum for the Annual Meeting

A quorum is required to conduct business at the Annual Meeting. A majority of the outstanding shares of the Company entitled to vote, represented in person or by proxy constitutes a quorum. Your shares will be counted for purposes of determining if there is a quorum if:

•You are entitled to vote and you are present in person, via webcast, at the Annual Meeting; or

•You are entitled to vote and you have properly voted by proxy online, by phone, or by submitting a proxy card or voting instruction form by mail.

Broker non-votes, abstentions and votes withheld are counted for purposes of determining whether a quorum is present. A broker non-vote occurs when a broker, bank or other shareholder of record, in nominee name or otherwise, exercising fiduciary powers, submits a proxy for the Annual Meeting but
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does not vote on a particular proposal because that broker or holder does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner.

If a quorum is not present, we may propose to adjourn the Annual Meeting to solicit additional proxies and reconvene the Annual Meeting at a later date.

Voting

Each share of MVB’s common stock has one vote on each matter. Cumulative voting in the election of directors is permitted by West Virginia statutory provisions. Only “shareholders of record” as of the close of business on the Record Date are entitled to vote at the Annual Meeting. As of the Record Date, there were 12,950,295 shares of MVB’s common stock outstanding, held by 784 active shareholders of record. In addition to shareholders of record of MVB’s common stock, “beneficial owners of shares held in street name” as of the Record Date can vote using the methods described below.

Shareholders of Record
If your shares are registered directly in your name with MVB’s transfer agent, Computershare, you are the shareholder of record with respect to those shares.

Beneficial Owners of Shares Held in Street Name
If your shares are held in an account at a bank, broker, or other organization, then you are the “beneficial owner of shares held in street name.” As a beneficial owner, you have the right to instruct the person or organization holding your shares how to vote your shares. Most individual shareholders are beneficial owners of shares held in street name.

Voting Procedures

There are four ways to vote:

•Online. You may vote by proxy by visiting www.investorvote.com/MVBF and entering the control number found in your Notice of Internet Availability. The availability of online voting may depend on the voting procedures of the organization that holds your shares.

•Phone. If you request printed copies of the proxy materials by mail, you will receive a proxy card or voting instruction form and you may vote by proxy by calling the toll-free number found on the card or form. The availability of phone voting may depend on the voting procedures of the organization that holds your shares as well as the operation and administration of the phone voting facilities which we do not control.

•Mail. If you request printed copies of the proxy materials by mail, you will receive a proxy card or voting instruction form and you may vote by proxy by filling out the card or form and returning it in the envelope provided pursuant to the instructions provided.

•During the Meeting. Shares held in your name as the shareholder of record on the record date may be voted during the virtual meeting by following the instructions posted at www.investorvote.com/MVBF. Shares for which you are the beneficial owner but not the shareholder of record may be voted during the virtual meeting only if you obtain a legal proxy from the broker, trustee, or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the virtual Annual Meeting via webcast, we recommend that you vote by proxy as described above so that your vote will be counted if you later decide not to attend. The vote you cast virtually will supersede any previous votes that you may have submitted, whether by Internet, telephone, or mail.

All shares represented by valid proxies received prior to the taking of the vote at the Annual Meeting will be voted and, where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the shareholder’s instructions.
MVB Financial Corp. 2025 Proxy Statement

Even if you receive a valid confirmation of registration and plan on attending the virtual Annual Meeting, we encourage you to vote your shares in advance online, by phone, or by mail to ensure that your vote will be represented at the Annual Meeting.

Changing your Vote

You may revoke your proxy and change your vote at any time before the taking of the vote at the Annual Meeting.

•Online. You may change your vote using the online voting method described above, in which case only your latest internet proxy submitted prior to the Annual Meeting will be counted.

•Phone. You may change your vote using the phone voting method described above, in which case only your latest telephone proxy submitted prior to the Annual Meeting will be counted.

•Mail. You may revoke your proxy and change your vote by signing and returning a new proxy card or voting instruction form dated as of a later date, in which case only your latest proxy card or voting instruction form received prior to the Annual Meeting will be counted.
Uninstructed Shares

Shareholders of Record
If you are a shareholder of record and you:

•Indicate when voting online or by phone that you wish to vote as recommended by the Board; or

•Sign and return a proxy card without giving specific voting instructions, then the persons named as proxy holders, Lisa McCormick, Marcie Lipscomb and/or Bruce Vest, will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as they may determine in their best judgment with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name
If you are a beneficial owner of shares held in street name and do not provide the broker that holds your shares with specific voting instructions, then such broker may generally vote your shares in their discretion on “routine” matters, but cannot vote on “non-routine” matters.

Routine and Non-Routine Proposals

The following proposal is considered a routine matter:

•The ratification of the appointment of Forvis Mazars, LLP as MVB’s independent registered public accounting firm for 2025 (Proposal No. 4).
A broker or other nominee may generally vote in their discretion on routine matters, and therefore no broker non-votes are expected in connection with Proposal No. 4.

The following proposals are considered non-routine matters:

•Election of directors (Proposal No. 1);

•Advisory vote to approve executive compensation (Proposal No. 2); and

•Advisory vote on the frequencey of the non-binding vote to approve executive compensation (Proposal No. 3).
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If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on the matter with respect to your shares. This is generally referred to as a “broker non-vote.” Therefore, broker non-votes may exist in connection with Proposal No. 1, Proposal No. 2, and Proposal No. 3.

Vote Required to Approve a Proposal

A plurality of the votes cast is required for the election of directors. Therefore, votes withheld and broker non-votes will not affect the outcome of the election of directors. With respect to Proposal No. 1 (election of directors), shareholders cast one vote for each nominee for each share held. However, every shareholder has the right of cumulative voting, electronically in person or by proxy, in the election of directors. Cumulative voting gives each shareholder the right to multiply the number of votes they are entitled to cast by the number of directors for whom they are entitled to vote and cast the product for a single candidate or distribute the product among two or more candidates.

Approval of Proposals No. 1, No. 2, No. 3, and No. 4 requires, in each case, that the number of votes cast favoring the proposal exceed the votes cast opposing the proposal.

In determining whether the proposal has received the requisite number of affirmative votes, abstentions and broker non-votes will be disregarded and have no effect on the outcome of the vote.

Confidentiality of Votes

Proxy instructions, ballots, and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. MVB will not disclose the proxy instructions or ballots of individual shareholders, except:

•To allow for the tabulation and certification of votes;

•To facilitate a successful proxy solicitation;

•To assert claims for MVB;

•To defend claims against MVB; and

•As necessary to meet applicable legal requirements.

If you write comments on your proxy card or ballot, the proxy card or ballot may be forwarded to MVB’s management and the Board to review your comments.

Tabulation and Reporting of Voting Results

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by the inspector of election after the taking of the vote at the Annual Meeting. MVB will publish the final voting results in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.

Voting of Proxies

If any of the nominees for election as directors should be unable to serve as directors by reason of death or other unexpected occurrence, a proxy will be voted for a substitute nominee or nominees designated by the Board unless the Board adopts a resolution pursuant to the Bylaws reducing the number of directors.

MVB Financial Corp. 2025 Proxy Statement

The Board is unaware of any other matters to be considered at the Annual Meeting but, if any other matters properly come before the Annual Meeting, persons named in the proxy will vote such proxy in accordance with their judgment on such matters.

Legal Actions

From time to time in the ordinary course of business, the Company and its subsidiaries are subject to claims, asserted or unasserted, or named as a party to lawsuits or investigations. Litigation, in general, and intellectual property and securities litigation, in particular, can be expensive and disruptive to normal business operations. Moreover, the results of legal proceedings cannot be predicted with any certainty and in the case of more complex legal proceedings, the results are difficult to predict at all. The Company is not aware of any asserted or unasserted legal proceedings or claims that the Company believes would have a material adverse effect on the Company’s financial condition or results of the Company’s operations.

Matters for Consideration at the 2026 Annual Meeting of Shareholders for Inclusion in the Proxy Materials

For a shareholder proposal to be considered by us for inclusion in our Proxy Statement and form of proxy relating to the 2026 Annual Meeting of Shareholders, the proposal must be received at the Company’s principal executive offices by December 8, 2025, as prescribed by rules under the Exchange Act and the notice provisions in the Company’s Bylaws.

Matters for Consideration at the 2026 Annual Meeting of Shareholders, but not Included in the Proxy Materials

With respect to shareholder proposals not wishing to be included in our Proxy Statement and form of proxy, but rather to be brought as business at the Annual Meeting of Stockholders, our Bylaws prescribe certain advance notice procedures independent of the notice requirement and deadline described above. Our Bylaws state that, to be timely, notice and certain related information must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s Annual Meeting. However, in the event that the date of the Annual Meeting is more than 30 days before or more than 70 days after the anniversary date, the notice must be delivered not earlier than 120 days prior to the annual meeting and not later than 90 days prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. For a shareholder proposal to be properly brought before the 2026 Annual Meeting of Shareholders, the proposal must be received at the Company’s principal executive offices between January 20, 2026 and before February 19, 2026, as prescribed by rules under the Exchange Act and the notice provisions in the Company’s Bylaws. Additionally, for business to be properly brought before an annual meeting by a shareholder, it must comply with the requirements outline in the Company’s bylaws.

Universal Proxy Card Requirements

In addition to complying with the procedures described above, stockholders who intend to solicit proxies in support of a director candidate other than the Company’s nominees for consideration by the stockholders at the Company’s 2026 Annual Meeting of Stockholders must also comply with the SEC’s “universal proxy card” rules under Rule 14a-19 of the Exchange Act (“Rule 14a-19”).

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Rule 14a-19 requires proponents to provide a notice to the Corporate Secretary of the Company, no later than March 21, 2026, setting forth all of the information and disclosures required by Rule 14a-19. If the 2026 Annual Meeting of Stockholders is set for a date that is not within 30 calendar days of the anniversary of the date of the 2025 Annual Meeting of Stockholders, then notice must be provided by the later of 60 calendar days prior to the date of the 2026 Annual Meeting of Stockholders or by the close of business on the tenth calendar day following the day on which a public announcement of the date of the 2026 Annual Meeting of Stockholders is first made.

MVB Financial Corp.
301 Virginia Avenue
Fairmont, WV 26554
Phone: (304) 363-4800

Dated: April 7, 2025

MVB Financial Corp. 2025 Proxy Statement